INDENTURE

                                      among


                          SUNRISE FUNDING CORPORATION I
                                   ("Issuer")

                                       and


                           SUNRISE LEASING CORPORATION
                                  ("Servicer")

                                       and


                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                                   ("Trustee")

                          Dated as of November 1, 1996





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                                TABLE OF CONTENTS

                                                                           PAGE
Parties                                                                       1

Preliminary Statement                                                         1

Granting Clause                                                               1

Article One           Definitions                                             2
       Section 1.01.  Definitions                                             2

Article Two           Note Form                                              14
       Section 2.01.  Forms                                                  14

Article Three         The Notes                                              14
       Section 3.01.  Denomination                                           14
       Section 3.02.  Execution, Authentication, Delivery and Dating         15
       Section 3.03.  Temporary Notes                                        15
       Section 3.04.  Registration, Registration of Transfer and Exchange    15
       Section 3.05.  Limitation on Transfer and Exchange                    17
       Section 3.06.  Mutilated, Destroyed, Lost or Stolen Notes             17
       Section 3.07.  Payment of Principal and Interest; Principal and
                         Interest Rights Preserved                           18
       Section 3.08.  Persons Deemed Owner                                   19
       Section 3.09.  Cancellation                                           19

Article Four          Original Issuance of Notes; Substitutions of
                         Collateral                                          20
       Section 4.01.  Conditions to Original Issuance of Notes               20
       Section 4.02.  Security for Notes                                     21
       Section 4.03   Substitution and Purchase of Lease Receivables         21
       Section 4.04.  Releases                                               23
       Section 4.05.  Trust Estate                                           23
       Section 4.06.  Notice of Release                                      24
       Section 4.07.  Opinions as to Trust Estate                            24

Article Five          Satisfaction and Discharge                             24
       Section 5.01.  Satisfaction and Discharge of Indenture                24
       Section 5.02.  Application of Trust Money                             24

Article Six           Defaults and Remedies                                  25
       Section 6.01.  Events of Default                                      25
       Section 6.02.  Acceleration of Maturity; Rescission and Annulment     26
       Section 6.03.  Collection of Indebtedness and Suits for Enforcement
                         by Trustee                                          27
       Section 6.04.  Remedies                                               27
       Section 6.05.  Optional Preservation of Trust Estate                  28


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       Section 6.06.  Trustee May File Proofs of Claim                       28
       Section 6.07.  Trustee May Enforce Claims Without Possession of Notes 29
       Section 6.08.  Application of Money Collected                         29
       Section 6.09.  Limitation on Suits                                    30
       Section 6.10.  Unconditional Right of Noteholders to Receive
                         Principal and Interest                              31
       Section 6.11.  Restoration of Rights and Remedies                     31
       Section 6.12.  Rights and Remedies Cumulative                         31
       Section 6.13.  Delay or Omission; Not Waiver                          31
       Section 6.14.  Control by Noteholders                                 31
       Section 6.15   Waiver of Past Defaults                                32
       Section 6.16.  Undertaking for Costs                                  32
       Section 6.17.  Waiver of Stay or Extension Laws                       33
       Section 6.18.  Sale of Trust Estate                                   33
       Section 6.19.  Action on Notes                                        34

Article Seven         The Trustee                                            34
       Section 7.01.  Certain Duties and Responsibilities                    34
       Section 7.02.  Notice of Default                                      36
       Section 7.03.  Certain Rights of Trustee                              36
       Section 7.04.  Not Responsible for Recitals or Issuance of Notes      37
       Section 7.05.  May Hold Notes                                         38
       Section 7.06.  Money Held in Trust                                    38
       Section 7.07.  Compensation and Reimbursement                         38
       Section 7.08.  Corporate Trustee Required; Eligibility                39
       Section 7.09.  Resignation and Removal; Appointment of Successor      40
       Section 7.10.  Acceptance of Appointment by Successor                 40
       Section 7.11.  Merger, Conversion, Consolidation or Succession to
                         Business of Trustee                                 41
       Section 7.12.  Co-Trustees and Separate Trustees                      41
       Section 7.13.  Rights with Respect to the Servicer                    42
       Section 7.14.  Appointment of Authenticating Agent                    43
       Section 7.15.  Trustee to Hold Lease Contracts                        44

Article Eight         Optional Purchase of Receivables                       44
       Section 8.01.  Optional Purchase of All Receivables                   44

Article Nine          Supplemental Indentures                                45
       Section 9.01.  Supplemental Indentures Without Consent of Noteholders 45
       Section 9.02.  Supplemental Indentures with Consent of Noteholders    46
       Section 9.03.  Execution of Supplemental Indentures                   47
       Section 9.04.  Effect of Supplemental Indentures                      47
       Section 9.05.  Reference in Notes to Supplemental Indentures          47


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Article Ten           Redemption of the Notes                                47
       Section 10.01. Redemption at the Option of the Issuer; Election to
                         Redeem                                              47
       Section 10.02. Notice to Trustee                                      48
       Section 10.03. Notice of Redemption by the Issuer                     48
       Section 10.04. Deposit of the Redemption Price                        48
       Section 10.05. Notes Payable on Redemption Date                       48

Article Eleven        Representations, Warranties and Covenants              49
       Section 11.01. Representations and Warranties                         49
       Section 11.02. Covenants                                              52
       Section 11.03. Other Matters as to the Issuer                         59

Article Twelve        Accounts and Accountings                               59
       Section 12.01. Collection of Money                                    59
       Section 12.02. Collection Account                                     59
       Section 12.03. Pre-Funding Account                                    61
       Section 12.04. Reports by Trustee to Noteholders                      63

Article Thirteen      Provisions of General Application                      64
       Section 13.01. Acts of Noteholders                                    64
       Section 13.02. Notices, etc., to Trustee, Issuer and Servicer         64
       Section 13.03. Notices to Noteholders; Waiver                         65
       Section 13.04. Effect of Headings and Table of Contents               65
       Section 13.05. Successors and Assigns                                 65
       Section 13.06. Separability                                           65
       Section 13.07. Benefits of Indenture                                  65
       Section 13.08. Legal Holidays                                         66
       Section 13.09. Governing Law                                          66
       Section 13.10. Counterparts                                           66
       Section 13.11. Obligation                                             66
       Section 13.12. Compliance Certificates and Opinions                   66

Signatures                                                                   68



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Exhibit A         Form of Investment Letter
Exhibit B         Form of Supplement for Grant of Interests in Substitute Lease
                               Contracts
Exhibit C         Form of Supplement for Grant of Interests in Subsequent Lease
                               Contracts
Exhibit D         Form of Note

Schedule A        Lease Schedule





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         INDENTURE,  dated as of  November  1,  1996  (herein,  as  amended  and supplemented from time to time as permitted hereby, called this "Indenture"), among SUNRISE FUNDING CORPORATION I, a Minnesota corporation (herein, together with its permitted successors and assigns, called the "Issuer"), SUNRISE LEASING CORPORATION, a Minnesota corporation, as servicer (herein, together with its permitted successors and assigns, called the "Servicer"), and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee").

                              Preliminary Statement

         The Issuer has duly authorized the execution and delivery of this Indenture to provide for the issuance of the Issuer's Lease Receivables-Backed Notes, Series 1996-1 (the "Notes"). All covenants and agreements made by the Issuer, the Servicer and the Trustee herein are for the benefit and security of the Holders of the Notes. The Issuer, the Servicer and the Trustee are entering into this Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

         All things necessary to make this Indenture a valid agreement of the Issuer, the Servicer and the Trustee in accordance with its terms have been done.

                                 Granting Clause

         To secure the payment of the principal of and interest on the Notes in accordance with their terms, the payment of all of the sums payable under this Indenture and the performance of the covenants contained in this Indenture, the Issuer hereby Grants to the Trustee, solely in trust and as collateral security as provided in this Indenture, for the ratable benefit of the Holders of the Notes, all of the Issuer's rights, title and interest in and to the following whether now owned or hereafter acquired and any and all benefits accruing to the Issuer from: (a) the Lease Receivables, Lease Contracts and the related Equipment, including all proceeds of the Lease Contracts, Lease Receivables and the related Equipment and all payments received on or with respect to the Lease Contracts, Lease Receivables and the related Equipment and due after the related Cut-Off Date; (b) the Lease Contract Files; (c) all rights and interests of the Issuer under each Insurance Policy related to the Lease Contracts and Insurance Proceeds; (d) the Contribution Agreement; (e) the Purchase Agreement; (f) the Servicing Agreement; (g) the Vendor Agreements; (h) all amounts from time to time on deposit in the Collection Account, the Pre-Funding Account and the Lockbox Account (including any Eligible Investments and other property in such accounts); and (i) proceeds of the foregoing (including, but not by way of limitation, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing) (all of the foregoing being hereinafter referred to as the "Collateral" or "Trust Estate").



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         The Trustee  acknowledges  such Grant,  accepts the trusts hereunder in accordance with the provisions hereof and agrees to perform the duties herein required to the best of its ability to the end that the interests of the Noteholders may be adequately and effectively protected.

                                   Article One
                                   Definitions

         Section 1.01. Definitions. Except as otherwise expressly provided herein or unless the context otherwise requires, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms.

         "Act." With respect to any Noteholder, the meaning specified in Section 13.01.

         "Affiliate." With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Aggregate Implicit Principal Balance." On any date, the aggregate of the Implicit Principal Balances, plus any anounts in the Pre-Funding Account.

         "Authenticating Agent." Any entity appointed by the Trustee pursuant to
Section 7.14 hereof.

         "Available Cash." The amount available in the Collection Account after payment of all amounts required by clauses (i) through (iii) of Section 12.02(d) hereof.

         "Board of Directors." Either the board of directors of the Issuer or of the Servicer, as the context requires, or any duly authorized committee of such Board.

         "Board Resolution." A copy of a resolution delivered to the Trustee and certified by the Secretary or an Assistant Secretary of the Issuer or of the Servicer, as the case may be, to have been duly adopted by its respective Board of Directors and to be in full force and effect on the date of such certification.

         "Business Day." Any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the corporate trust office of the Trustee is located are authorized or obligated by law or executive order to close.

         "Calculated Residual." For purposes of determining the Implicit Principal Balance of a Lease Contract, the related Equipment shall be valued at 60%, 40%, 20% and 0% of cost for Lease Contracts with original terms up to and including 12 months, 24 months, 36 months and 48 months respectively.


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         "Calculation  Date."  The last day of a Due  Period,  except  that with respect to the initial Payment Date, the Calculation Date shall mean the Initial Cut-Off Date.

         "Closing Date." November 8, 1996, the date that the Transaction Documents are originally executed and delivered by the parties thereto.

         "Code."  The Internal Revenue Code of 1986, as amended.

         "Collateral." The meaning specified in the Granting Clause of this Indenture.

         "Collection Account." The trust account or accounts created and maintained pursuant to Section 12.02 hereof.

         "Contribution Agreement." The Contribution Agreement, dated as of November 1, 1996, between the Issuer and the Contributor, as amended and supplemented from time to time, together with the Lease Asset Assignment and the Subsequent Lease Asset Assignment executed in connection therewith.

         "Contributor." Sunrise Leasing Corporation, a Minnesota corporation, and its permitted successors and assigns.

         "Corporate Trust Office." The principal corporate trust office of the Trustee located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070, Attention: Corporate Trust Services--Asset-Backed Administration, or at such other address as the Trustee may designate from time to time by notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Trustee.

         "Customer." The lessee under each related Lease Contract, including any guarantor of such lessee, and their respective successors and assigns.

         "Cut-Off Date." With respect to Initial Lease Contracts, the Initial Lease Receivables and the related Equipment, the Initial Cut-Off Date, and with respect to the Subsequent Lease Contracts, the Subsequent Lease Receivables and the related Equipment, the Subsequent Cut-Off Date.

         "Default." Any occurrence or circumstance which with notice or the lapse of time or both would become an Event of Default.

         "Defaulted Lease Contract." A Lease Contract shall become a Defaulted Lease Contract at the earlier of (i) the Calculation Date on which any Scheduled Payment with respect to such Lease Contract has not been received and remains unpaid for a period of 120 or more days from the date such Scheduled Payment is due or (ii) the day the Servicer determines in accordance with its customary practices that it shall not make a Servicer Advance because the Servicer has determined that any such Servicer Advance would be unrecoverable.

         "Delinquent Lease Contract." A Lease Contract (a) as to which a Scheduled Payment was not received when due by the Servicer and remains unpaid as of the Calculation Date and (b) which is not a Defaulted Lease Contract.

         "Delivery Date." The date on which the Notes are originally issued in accordance with Section 4.01 hereof.

         "Determination Date." The second Business Day preceding each Payment Date.

         "Disclosure Schedule":  That certain disclosure schedule of the Issuer,
Sunrise  Resources,   Inc.,  and  the  Servicer  delivered  in  connection  with
Transaction Documents.

         "Discount Rate."  With respect to the Lease Contracts, 10.0% per annum.

         "Due Date." With respect to each Lease Receivable the date of the month on which payment is due thereunder.

         "Due Period." As to any Determination Date or Payment Date, as the case may be, the period beginning on the first day and ending on the last day of the calendar month preceding the month in which such Determination Date or Payment Date, as the case may be, occurs.

         "Eligible Account." A segregated account, which may be an account maintained with the Trustee, which is either (a) maintained with a depository institution or trust company whose long term unsecured debt obligations are rated at least BBB+ by S&P and Baa1 by Moody's, provided, that if only one such rating agency rates such institution, such single rating of BBB+ if by S&P, or of Baa1 if by Moody's shall suffice, or (b) a segregated trust account or similar account maintained with a federally or state chartered depository institution subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. ss. 9.10(b).

         "Eligible Investments."  Any and all of the following:

         (i) direct obligations of, and obligations fully guaranteed by, the United States of America, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Banks or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

         (ii) (A) demand and time deposits in, certificates of deposit of, banker's acceptances issued by or federal funds sold by any depository institution or trust company (including the Trustee or its agent acting in their respective commercial capacities) incorporated under the laws of the United
States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has a short term unsecured debt rating of A-1+ or P-1 (or its equivalent) of S&P or Moody's and provided that each such investment has an original maturity of no more than 180 days, and (B) any other demand or time deposit or deposit which is fully insured by the Federal Deposit Insurance Corporation;

         (iii) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which has a long term unsecured debt rating in the highest available rating category of S&P or Moody's at the time of such investment;

         (iv) commercial paper having an original maturity of less than 180 days and issued by an institution having a short term unsecured debt rating in the highest available rating category of S&P or Moody's at the time of such investment;

         (v) a guaranteed investment contract issued by an insurance company or other corporation having a long term unsecured debt rating or a claims paying ability rated in the highest available rating category of S&P or Moody's at the time of such investment; and

         (vi) money market funds having ratings in the highest or second highest available rating category of S&P or Moody's at the time of such investment which invest only in other Eligible Investments; any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirement for Eligible Investments set forth in this Indenture.

Any Eligible Investments may be purchased by or through the Trustee or any of its Affiliates.

         "Equipment." The equipment leased to the Customers pursuant to the Lease Contracts.

         "Event of Default."  The meaning specified in Section 6.01 hereof.

         "Final Due Date." With respect to each Lease Receivable, the last Due Date specified in the related Lease Contract.

         "Final Payment Date." The date on which the final principal payment on the Notes becomes due and payable as therein or herein provided, whether at the Stated Maturity or by acceleration or redemption.

         "Funding Period." The period beginning on the Closing Date and ending on the first to occur of (a) the Subsequent Transfer Date, (b) the date on which an Event of Default, a Servicer Event of Default or a Trigger Event occurs and
(c) the close of business on January 31, 1997.

         "Grant." To grant, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of the

Lease Contracts, the Lease Receivables or of any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including, without limitation, the immediate and continuing right to claim, collect, receive and receipt for payments in respect of the Lease Contracts, the Lease Receivables and the related Equipment, or any other payment due thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Guaranty Amounts." Any and all amounts paid by the guarantor indicated on the applicable Lease Contract.

         "Holder"  or  "Noteholder."   The  person  in  whose  name  a  Note  or
Certificate is registered in the Note Register.

         "Implicit Principal Balance." With respect to each Lease Receivable as of any Determination Date, the present value of the sum of (i) the remaining stream of Scheduled Payments due with respect to such Lease Receivable after the applicable Calculation Date (reduced by the Servicer Fee) and (ii) the Calculated Residual, based upon discounting such Scheduled Payments as so reduced and upon discounting the Calculated Residual to such Calculation Date at the Discount Rate, at the same frequency as the Payment Dates; except that on the Calculation Date (w) on or immediately following the deposit into the Collection Account of Insurance Proceeds equal to the outstanding Implicit Principal Balance of the related Lease Contract, or the Purchase Price of a repurchased Lease Contract, or on or immediately following the delivery of a Substitute Lease Contract, (x) immediately on or after the date that a Lease Contract has become a Defaulted Lease Contract, (y) immediately preceding the Final Payment Date or (z) immediately on or after the date which is 90 days after the Final Due Date with respect to a Lease Contract if the related Equipment has not been sold, released or otherwise disposed by the Servicer, the Implicit Principal Balance of each such related Lease Receivable shall be zero. To the extent that the Final Due Date of any Lease Receivable is later than the Stated Maturity, any Scheduled Payments due on such Lease Receivable after the Calculation Date immediately preceding the Stated Maturity shall not be taken into account in calculating the Implicit Principal Balance of such Lease Receivable.

         "Indenture" or "this Indenture." This instrument as originally executed as from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended. All references in this Indenture to designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this Indenture as originally executed, or if amended or supplemented, as so amended and supplemented. The words "herein," "hereof," "hereunder" and other words of similar import, when not related to a specific subdivision of this Indenture, refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

         "Independent." When used with respect to any specified Person means such a Person, who (1) is in fact independent of the Issuer, (2) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any Affiliate of the Issuer and (3) is not connected with the Issuer as an officer, employee, promoter, underwriter, Trustee, partner, director, or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by an Issuer Order and approved by the Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

         "Initial Cut-Off Date."  November 1, 1996.

         "Initial Lease Contract." Any Lease Contact transferred to the Issuer and pledged to the Trustee on the Closing Date.

         "Initial Lease Receivable." The Lease Receivable related to an Initial Lease Contract.

         "Initial Payment Date." December 15, 1996, the first Payment Date following the Delivery Date.

         "Insurance Policy." With respect to an item of Equipment and a Lease Contract, any insurance policy maintained by the Customer pursuant to the related Lease Contract that covers physical damage to the Equipment (including policies procured by the Issuer or the Servicer on behalf of the Customer).

         "Insurance Proceeds." With respect to an item of Equipment and a Lease Contract, any amount received during the related Due Period pursuant to an Insurance Policy issued with respect to such Equipment and the related Lease Contract, net of any costs of collecting such amounts not otherwise reimbursed.

         "Insurer." Any finance company or other insurer providing any Insurance Policy.

         "Issuer." Sunrise Funding Corporation I, a Minnesota corporation, until a successor Person shall have become the Issuer pursuant to the applicable provisions of this Indenture, and thereafter "Issuer" shall mean such successor Person.

         "Issuer Order" and "Issuer Request." A written order or request signed in the name of the Issuer by its Chairman of the Board, President, or a Vice President, and delivered to the Trustee.

         "Lease  Acquisition   Consideration."  The  meaning  specified  in  the
Contribution Agreement.

         "Lease Asset Assignment." The Lease Asset Assignment and Assumption Agreement entered into on the Closing Date in connection with the execution of the Contribution Agreement.

         "Lease Contract Files." The meaning specified in the Contribution Agreement.

         "Lease Contracts." The lease contracts (and all rights with respect thereto, including all guaranties and other agreements or arrangements of whatever character from time to time supporting or securing payment of any lease contract and all rights with respect to any agreements or arrangements with the vendors, dealers or manufacturers of the Equipment to the extent specifically related to any lease contract) certain interests in which are acquired by the Issuer from time to time pursuant to the Contribution Agreement and identified on the Lease Schedule attached hereto as Schedule A, including Substitute Lease Contracts and Subsequent Lease Contracts, and any amendments, riders and annexes thereto; provided that, from and after the date on which a Lease Receivable relating to a Lease Contract is purchased or substituted by the Issuer or the Contributor in accordance with Section 4.03 hereof, such Lease Contract shall no longer constitute a "Lease Contract" for purposes of the Transaction Documents.

         "Lease Receivables." With respect to any Lease Contract, all of, and the right to receive all of (i) the Scheduled Payments, (ii) any Guaranty Amounts, (iii) any Insurance Proceeds, (iv) any Residual Proceeds and (v) any Recoveries.

         "Lease Schedule." The listing of Lease Contracts and Lease Receivables on Schedule A hereto, which shall include with respect to each Lease Contract listed on such schedule: (a) a number identifying such Lease Contract, (b) the Implicit Principal Balance of the related Lease Receivable as of the related Cut-Off Date, (c) the Customer, (d) the State of the Customer's billing address,
(e) the original and remaining term, (f) the Scheduled Payment and (g) the zip code of the Customer's billing address, as such schedule may be amended upon any purchase or substitution of Lease Contracts made in accordance with the terms of the Transaction Documents.

         "Lien." Any mortgage, deed of trust, pledge, hypothecation, assignment, participation or equity interest, deposit arrangement, encumbrance, charge, lien (statutory or other), preferences priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.

         "Lockbox Account."  The meaning specified in the Servicing Agreement.

         "Mode Change Date." The date on which the mode of the Notes changes from a floating rate of interest to a fixed rate. Such date shall be specified in a written notice from the Holders of a majority in principal amount of the Notes Outstanding to the Issuer, the Servicer and the Trustee.

         "Monthly Servicer's Report." The report prepared by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

         "Moody's." Moody's Investors Service, Inc. and its successors in interest.

         "Note" or "Notes." The Lease Receivables-Backed Notes authenticated and delivered under this Indenture.

         "Noteholder" or "Holder." The Person in whose name a Note is registered in the Note Register.

         "Note Interest Rate." (i) Until the Mode Change Date, the sum of (a) the Prime Rate and (b) 0.75% per annum, and (ii) after the Mode Change Date, a fixed rate equal to the Note Interest Rate determined pursuant to clause (i) in effect on the Mode Change Date.

         "Note Register" and "Note Registrar." The respective meanings specified in Section 3.04 hereof.

         "Officer's Certificate." A certificate signed by the Chairman of the Board, the President, a Vice President, the Treasurer, the Controller, an Assistant Controller or the Secretary of the company on whose behalf the certificate is delivered, and delivered to the Trustee, which certificate shall comply with the applicable requirements of Section 13.12 hereof. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of the Issuer.

         "Opinion of Counsel." A written opinion of Independent counsel who may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer and who shall be reasonably satisfactory to the Trustee and which opinion shall comply with the applicable requirements of Section 13.12 hereof.

         "Outstanding."   With  respect  to  the  Notes,   as  of  any  date  of
determination, all Notes theretofore authenticated and delivered under this Indenture except:

                  (i) Notes theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii) Notes for whose payment money in the necessary amount has been theretofore irrevocably deposited with the Trustee or any Paying Agent (other than the Issuer) in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or any provision therefor, satisfactory to the Trustee, has been made); and

                  (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture, unless proof satisfactory to the Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, however, that for purposes of determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer or any other obligor upon such Notes, any Affiliate of the Issuer or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, or waiver, only such Notes which the Trustee knows to be so owned shall be so disregarded.

         "Overdue Payment." With respect to a Due Period and a Delinquent Lease Contract, all payments due in a prior Due Period that the Servicer receives from or on behalf of a Customer during such Due Period on such Delinquent Lease Contract, including any Servicing Charges.

         "Paying Agent." The Trustee or any other Person that meets the eligibility standards for the Trustee specified in Section 7.08 hereof and is authorized by the Issuer pursuant to Section 11.15(o) hereof to pay the principal of, or interest on, any Notes on behalf of the Issuer.

         "Payment Date." The fifteenth day of each calendar month (or if such day is not a Business Day, the next succeeding Business Day) commencing on the Initial Payment Date.

         "Person."  Any  individual,  corporation,   partnership,   association,
joint-stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Placement Agent." Dougherty Dawkins, Inc. and its successors in interest.

         "Pre-Funded Amount."  $7,000,000.

         "Pre-Funding   Account."  The  trust  account  created  and  maintained
pursuant to Section 12.03 hereof.

         "Prime Rate." The prime rate per annum of interest as announced by First Bank National Association.

         "Principal Distribution Amount." With respect to each Payment Date, (a) for any Payment Date prior to the Stated Maturity, an amount equal to the Available Cash and (b) on the Stated Maturity, an amount equal to the aggregate principal amount of Outstanding Notes as of such date.

         "Proceeding." Any suit in equity, action at law or other judicial or administrative proceeding.

         "Purchase and Substitution Limit." With respect to the Lease Contracts, 15% of the Aggregate Implicit Principal Balance.

         "Purchase Price." With respect to any Lease Contract or interest therein for which payment has been made in order to repurchase or have released from the lien of the Trustee, pursuant to Section 3.03 of the Contribution Agreement, Section 4.03(d) hereof or Section 3.10 of the Servicing Agreement, the sum of (i) the Implicit Principal Balance as of the Calculation Date immediately succeeding the date on which such Lease Contract is repurchased and
(ii) any Scheduled Payments with respect to the Lease Contract due on or prior to such Calculation Date, but not received through such date.

         "Record Date." The close of business on the last day of the month preceding the applicable Payment Date, whether or not a Business Day, except with respect to the Initial Payment Date for the Notes, the Record Date shall be the Delivery Date.

         "Recoveries." For any Due Period occurring during or after the date on which any Lease Contract becomes a Defaulted Lease Contract and with respect to such Defaulted Lease Contract, all payments that the Servicer received from or on behalf of a Customer during such Due Period in respect of such Defaulted
Lease Contract or from liquidation or re-leasing of the related Equipment, including but not limited to Scheduled Payments, Overdue Payments, Guaranty Amounts, and Insurance Proceeds, as reduced by (i) any unreimbursed Servicer Advances with respect to such Lease Contract and (ii) any reasonably incurred out-of-pocket expenses incurred by the Servicer in enforcing such Defaulted Lease Contract.

         "Redemption Date."  A date fixed pursuant to Section 10.01 hereof.

         "Redemption Price." With respect to any Note, and as of any Redemption Date, the Outstanding principal amount of such Note, together with interest accrued thereon through the Redemption Date at the related Note Interest Rate (exclusive of installments of interest and principal maturing on or prior to the Redemption Date, payment of which shall have been made or duly provided for to the Holder of such Note on the applicable Record Date or as otherwise provided in this Indenture).

         "Redemption Record Date." With respect to any redemption of any Note, a date fixed pursuant to Section 10.01 hereof.

         "Registered Holder." The Person whose name appears on the Note Register on the applicable Record Date or Redemption Record Date.

         "Reinvestment Income." Any interest or other earnings earned on all or part of the Trust Estate.

         "Residual Proceeds." With respect to a Lease Contract that is not a Defaulted Lease Contract and the related Equipment, the net proceeds (including Insurance Proceeds) of any sale, re-lease (including any lease renewal) or other disposition of such Equipment.

         "Responsible Officer." When used with respect to the Trustee, any officer assigned to the Corporate Trust Department (or any successor thereto), including any Vice President, Assistant Vice President, Trust Officer, Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Indenture, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Sale."  The meaning specified in Section 6.18 hereof.

         "Scheduled Payment." With respect to a Payment Date and a Lease Contract, the sum of the periodic payment (exclusive of any amounts in respect of taxes) set forth in such Lease Contract due from the Customer in the related Due Period, calculated without regard to any modification granted pursuant to
Section 3.01(b)(v) of the Servicing Agreement.

         "Scheduled Payment Date": With respect to any Lease Contract, the date payments are due from the lessee thereunder.

         "Servicer." Initially, Sunrise Leasing Corporation, and any successor Servicer appointed pursuant to Section 6.02 of the Servicing Agreement.

         "Servicer Advance." The meaning set forth in Section 3.04 of the Servicing Agreement.

         "Servicer Fee." $10.00 per Lease Contract per Scheduled Payment, the amount payable to the Servicer as the Servicer Fee on each Payment Date.

         "Servicing Agreement." The Servicing Agreement, dated as of November 1, 1996, by and among the Issuer, the Servicer and the Trustee, as amended or supplemented from time to time.

         "Servicing Charges." The sum of (i) all late payment charges paid by Customers on Delinquent Lease Contracts after payment in full of any Scheduled Payments due in a prior Due Period and Scheduled Payments for the related Due Period and (ii) any other incidental charges or fees received from a Customer, including, but not limited to, late fees, collection fees and bounced check charges.

         "Servicing Officers." The meaning set forth in the Servicing Agreement.

         "S & P." Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., a corporation organized and existing under the laws of the State of Delaware, and its successors in interest.

         "State." Any state of the United States of America and, in addition, the District of Columbia and Puerto Rico.

         "Stated Maturity."  January 1, 2000.

         "Subsequent Cut-Off Date." The Cut-Off Date specified in the Subsequent Lease Assignment Agreement.

         "Subsequent Lease Assignment Agreement." The Subsequent Lease Asset Assignment and Assumption Agreement, pursuant to which the Contributor will transfer the Subsequent Lease Contracts and related assets to the Issuer on the Subsequent Transfer Date.

         "Subsequent Lease Contract." A Lease Contract transferred to the Issuer on the Subsequent Transfer Date.

         "Subsequent Lease Receivable." The Lease Receivable relating to a Subsequent Lease Contract.

         "Subsequent Transfer Date." The date, if any, during the Funding Period on which the Contributor transfers additional Lease Contracts, Lease Receivables and the related Equipment to the Issuer for pledge to the Trustee pursuant to the Transaction Documents.

         "Substitute Lease Contract." The meaning specified in the Contribution Agreement.

         "Transaction Documents." This Indenture, the Servicing Agreement, the Contribution Agreement and the Notes.

         "Trigger  Event." Any of the following  events as of any  Determination
Date: (1) the sum of the Scheduled Payments which were not received by the Servicer within 60 days of when due and which remain unpaid as of the related Calculation Date divided by the sum of the Scheduled Payments due during the related Due Period exceeds 9.0%; (2) the aggregate of the Implicit Principal Balances of the Lease Contracts which are Defaulted Contracts as of the related Calculation Date divided by the Aggregate Implicit Principal Balance as of the related Calculation Date exceeds 3.0%; (3) there occurs a Servicer Event of Default pursuant to Section 6.01(a)(vii) or (viii) of the Servicing Agreement;
(4) the net worth of the Servicer as of its latest audited or unaudited financial statements shall be less than $10 million; or (5) the aggregate Residual Proceeds received by the Servicer from the Closing Date through the related Calculation Date divided by the aggregate Calculated Residual for each item of Equipment for which the Servicer has received Residual Proceeds is less than 110%.

         "Trustee." Norwest Bank Minnesota, National Association, until a successor Person shall have become the Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Person.

         "Trust Estate." The meaning specified in the Granting Clause of this Indenture.

         "Trustee Fee." The fee payable on each Payment Date to the Trustee in consideration for the Trustee's performance of its duties pursuant to this Indenture as Trustee, in an amount equal to the product of one-twelfth of the Trustee Fee Rate and on any Payment Date, the aggregate principal amount of Outstanding Notes on the preceding Payment Date after giving effect to distributions on such date (or, in the case of the Initial Payment Date, the initial aggregate principal amount of the Notes).

         "Trustee Fee Rate."  $12,000 per annum.

         "UCC." The Uniform Commercial Code as it may from time to time be in effect in the applicable State.

         "Vendor Agreements." The agreements relating to the Equipment between the manufacturer of the Equipment and the Contributor or one of its Affiliates, together with all amendments and supplements thereto.

         "Vice President." With respect to the Issuer or the Trustee, any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

                                   Article Two

                                    Note Form

         Section 2.01. Forms. The Notes together with the certificate of authentication shall be in substantially the forms set forth in Exhibit D hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         The definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any manner acceptable to the Trustee and the initial purchasers of the Notes, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

                                  Article Three

                                    The Notes

         Section 3.01. Denomination. The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to an aggregate principal amount of $20,000,000 (except for Notes authenticated and delivered upon registration of transfer or in exchange for or in lieu of, other Notes pursuant to Sections 3.03, 3.04, 3.06 or 9.05 hereof). The Notes shall be issuable only as registered Notes without coupons in the denominations of $100,000 and any integral multiple of $1,000 in excess thereof; provided, however, that, the foregoing shall not restrict or prevent the transfer in accordance with Sections 3.04 and 3.05 hereof of any Note with a remaining outstanding principal amount of less than $100,000.

         Section 3.02. Execution, Authentication, Delivery and Dating. The Notes shall be executed on behalf of the Issuer by its President or one of its Vice Presidents under its corporate seal imprinted (if it has one) or otherwise reproduced thereon. The signature of these officers on the Notes must be manual.

         Notes bearing the manual signatures of individuals who were at any time the proper officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication or delivery of such Notes or did not hold offices at the date of authentication or delivery of such Notes.

         Each Note shall bear on its face the Delivery Date and be dated as of the date of its authentication.

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee or by any Authenticating Agent by the manual signature of one of its authorized officers, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         Section 3.03. Temporary Notes. Pending the preparation of definitive Notes, the Issuer may execute, and upon Issuer Order, the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any denomination, substantially of the tenor of the definitive Notes in lieu of which they are issued and with such variations as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer will cause definitive Notes to be prepared without unreasonable delay. After the preparation of definitive Notes, the temporary Notes shall be exchangeable for definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 11.02(n) hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor one or more definitive Notes of any authorized denominations and of a like initial aggregate principal amount and Stated Maturity. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as definitive Notes.

         Section 3.04. Registration, Registration of Transfer and Exchange. (a) The Issuer shall cause to be kept initially at the Corporate Trust Office of the Trustee a register (the "Note Register"), in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. Norwest Bank Minnesota, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070, is hereby appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. The Trustee shall have the right to rely conclusively upon a certificate of the Note Registrar as to the names and addresses of the holders of the Notes and the principal amounts and numbers of such Notes as held. Upon request of any Holder, the Trustee shall, to the extent it may lawfully do so, furnish such Holder with a list of the names and addresses of all Holders entered on the Note Register indicating the principal amount and serial number, if any, of each Note held by each Holder.

         (b) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 11.02(n) hereof and subject to the conditions set forth in Section 3.05 hereof, the Issuer shall execute, and the Trustee or its agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations, and of a like aggregate principal amount and Stated Maturity.

         (c) At the option of the Holder, Notes may be exchanged for other Notes of any authorized denominations and of a like aggregate principal amount and Stated Maturity, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and the Trustee or its agent shall authenticate and deliver, the Notes which the Noteholder making the exchange is entitled to receive.

         (d) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of such transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall (if so required by the Issuer or the Note Registrar) be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Note Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 3.03 or 9.05 hereof not involving any registration of transfer.

         Notwithstanding anything else to the contrary contained in this Indenture, the obligation of the Issuer to pay the principal of and interest on the Notes is not a general obligation of the Issuer, but is limited solely to the Collateral pledged under this Indenture.

         Section 3.05. Limitation on Transfer and Exchange. The Notes will not be registered or qualified under the Securities Act of 1933, as amended (the "1933 Act"), or the securities laws of any State. No transfer of any Note shall be made unless that transfer is made in a transaction which does not require registration or qualification under the 1933 Act or under applicable State securities laws. In the event that a transfer is to be made without registration or qualification, such Noteholder's prospective transferee shall either (i) deliver to the Trustee an investment letter substantially in the form set forth on Exhibit A hereto (the "Investment Letter") or (ii) deliver to the Trustee an opinion of counsel that the transfer is exempt from the 1933 Act and will not result in the Issuer being required to register as an "investment company" under the Investment Company Act of 1940, as amended. Neither the Issuer nor the Trustee is obligated to register or qualify the Notes under the 1933 Act or any other securities law.

         No transfer or exchange of any Note shall be made if, after such transfer, there would be more than 100 beneficial owners (within the meaning of the Investment Company Act of 1940, as amended) of (i) the Notes, (ii) the membership interests and (iii) all other securities of the Issuer. For purposes of determining whether after a transfer of a Note there would be more than 100 beneficial owners of the securities of the Issuer for purposes of the Investment Company Act of 1940, as amended, the Trustee shall rely upon the representations of each Holder contained in the Investment Letter and upon information provided by the Issuer to the Trustee. At the request of the Trustee, the Issuer shall promptly provide the Trustee with the number of beneficial owners of all securities of the Company (except, so long as the Trustee is the Note Registrar, the Notes); provided, however, that in determining the number of such beneficial owners, the Issuer may rely upon the representations of such beneficial owners contained in any letter delivered to the Issuer in connection with each such beneficial owner's acquisition of such security. The Issuer shall deliver any such letter to the Trustee.

         The Trustee shall have no liability to the Trust Estate or any Noteholder arising from a transfer of any such Note in reliance upon a certification described in this Section 3.05.

         Section 3.06. Mutilated, Destroyed, Lost or Stolen Notes. If (i) any mutilated Note is surrendered to the Note Registrar, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and
(ii) there is delivered to the Trustee such security or indemnity as may be required by the Trustee to save the Issuer and the Trustee or any agent of any of them harmless, then, in the absence of notice to the Issuer or the Note Registrar that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and, upon its request, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of the same tenor, initial principal amount and Stated Maturity, bearing a number not contemporaneously outstanding. If after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents for payment such original Note, the Issuer and the Trustee shall be entitled to recover such new Note from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Issuer or the Trustee or any agent of any of them in connection therewith. If any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.

         Upon the issuance of any new Note under this Section 3.06, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Note issued pursuant to this Section 3.06, in lieu of any destroyed, lost or stolen Note, shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section 3.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         'Section 3.07. Payment of Principal and Interest; Principal and Interest Rights Preserved'. (a) The Notes shall bear interest on the unpaid principal amount thereof from and including the Closing Date at the applicable
Note Interest Rate (calculated on the basis of a 360-day year and the actual number of days elapsed when the Note Interest Rate is a floating rate, and calculated on the basis of a 360-day year consisting of 12 months of 30 days each when the Note Interest Rate is a fixed rate) through the day immediately preceding the Initial Payment Date and thereafter, monthly from and including the most recent Payment Date through and including the day immediately preceding the next Payment Date, and (to the extent that the payment of such interest shall be legally enforceable) on any overdue installment of interest from the date such interest became due and payable (giving effect to any applicable grace periods provided herein) until fully paid. Interest shall be due and payable in arrears on each Payment Date, with each payment of interest calculated as described above on the unpaid principal amount of the Outstanding Notes on the immediately preceding Payment Date (after the distributions on the Notes on such date) or, with respect to interest payable on the Initial Payment Date, on the principal amount of the Outstanding Notes on the Delivery Date; provided, however, that in making any interest payment, if the interest calculation with respect to any Note shall result in a portion of such payment being less than $.01, then such payment shall be decreased to the nearest whole cent, and no subsequent adjustment shall be made in respect thereof.

         (b) The principal of each Note shall be payable in installments ending no later than the Stated Maturity unless such Note becomes due and payable at an earlier date by declaration of acceleration, call for redemption or otherwise. All reductions in the principal amount of any Note effected by payments of installments of principal made on any Payment Date shall be binding upon all future Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. Each installment of principal payable on the Notes shall be in an amount equal to the Principal Distribution Amount. The principal payable on the Notes shall be paid on each Payment Date beginning on the Initial Payment Date and ending on the Final Payment Date for the Notes on a pro rata basis based upon the face amount of each Note; provided, however, that if as a result of such proration a portion of such principal would be less than $.01, then such payment shall be decreased to the nearest whole cent, and such portion shall be applied to the next succeeding principal payment.

         (c) The principal of and interest on the Notes are payable by check mailed by first-class mail to the Person whose name appears as the Registered Holder of such Note on the Note Register at the address of such Person as it appears on the Note Register or, if requested by such Registered Holder who holds Notes in an aggregate principal amount greater than $500,000, by wire transfer in immediately available funds to the account specified in writing to the Trustee by such Registered Holder at least five Business Days prior to the Record Date for the Payment Date on which wire transfers will commence, in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Except as set forth in the final sentence of this Section 3.07(c), all payments on the Notes shall be paid without any requirement of presentment. The Issuer shall notify the Trustee at the close of business on the Record Date next preceding the Payment Date on which the Issuer expects that the final installment of principal of such Note will be paid that the Issuer expects that such final installment will be paid on such Payment Date. In addition, the Issuer shall specify the place or places where any Note may be presented and surrendered for final payment. Notice of final payment on any Note shall be mailed by the Trustee to the Holder of such
Note in accordance with Section 12.05(a) hereof. Funds representing any such checks returned undeliverable shall be held in accordance with Section 11.02(o). Each Noteholder shall surrender its Note to the Trustee prior to payment of the final installment of principal of such Note.

         Section 3.08. Persons Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee shall treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

         Section 3.09. Cancellation. All Notes surrendered to the Trustee for payment, registration of transfer or exchange (including Notes surrendered to any Person other than the Trustee which shall be delivered to the Trustee) shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 3.09, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee shall be disposed of by the Trustee as is customary with its standard practice, and the Trustee shall so certify such disposal to the Issuer.

                                  Article Four

             Original Issuance of Notes; Substitutions of Collateral

         Section 4.01. Conditions to Original Issuance of Notes. (a) The Trustee shall, upon receipt of, and in accordance with, an Issuer Order and upon the satisfaction of the conditions set forth below, authenticate and deliver the Notes on the Delivery Date. The Outstanding Notes shall be equally and ratably entitled, with all other Notes as provided herein, to the benefits of this Indenture without preference, priority or distinction, all in accordance with the terms and provisions of this Indenture.

         (b) The obligation of the Trustee to authenticate, execute and deliver the Notes is subject to the satisfaction of the following conditions:

                  (i)  the  Issuer   shall  have   executed   the  Notes  to  be
         authenticated and delivered on the Delivery Date and shall have delivered such Notes to the Trustee on or prior to the Delivery Date;

                  (ii) the Issuer shall have delivered to the Trustee (A) on or prior to the Delivery Date the original executed counterpart of each Lease Contract constituting "chattel paper" for purposes of Sections 9-105(1)(b), 9-305 and 9-308 of the UCC identified in the Lease Schedule on the Closing Date; and (B) the Lease Contract File relating to such Lease Contract;

                  (iii) the Issuer and the Servicer shall have delivered to the Trustee on or prior to the Delivery Date an Officer's Certificate dated as of the Delivery Date of each of the Issuer and the Servicer, stating, as applicable, that (A) such Person is not in Default under this Indenture or the Servicing Agreement and that the issuance of the Notes will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, such Person's certificate of incorporation, by-laws or other organizational documents, as applicable, or any material indenture, mortgage, deed of trust or other agreement or instrument to which such Person is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which such Person is a party or by which it may be bound or to which it may be subject; and (B) that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Notes have been complied with;

                  (iv) each of the Issuer and the Servicer shall have delivered to the Trustee on or prior to the Delivery Date a Board Resolution of its board of directors authorizing, as applicable, the execution, delivery and performance of this Indenture and the other Transaction Documents and the transactions contemplated hereby and thereby, certified by an officer of the Issuer or the Servicer, as applicable;

                  (v) each of the Issuer and the Servicer shall have delivered to the Trustee on or prior to the Delivery Date a copy of an officially certified document, dated not more than 30 days prior to the Delivery Date, evidencing its due organization and good standing;

                  (vi) each of the Issuer and the Servicer shall have delivered to the Trustee on or prior to the Delivery Date copies of its charter and by-laws certified by its Secretary or an Assistant Secretary;

                  (vii) the Servicer shall have delivered to the Trustee on or prior to the Delivery Date a certificate listing the Servicing Officers of the Servicer as of the Delivery Date; and

                  (viii) the Issuer shall have delivered to the Trustee on or prior to the Delivery Date an executed copy of the Servicing Agreement and the Contribution Agreement and all amendments and supplements thereto.

         Section 4.02. Security for Notes. (a) Filing. The Issuer shall deliver to the Trustee, within 10 days of the Delivery Date, evidence of filing with the Secretary of State of the State of the Issuer's chief executive office of UCC-1 financing statements executed by the Issuer, as debtor, and naming the Trustee for the benefit of the Noteholders as secured party, and the Trust Estate as collateral. From time to time, the Servicer shall, at its own expense, take or cause to be taken such actions and execute such documents as are necessary to perfect and protect the Trustee's interests in the Lease Contracts, the Lease Receivables and the Equipment against all other Persons, including, without limitation, the filing of financing statements, amendments thereto and continuation statements, the execution of transfer instruments and the making of notations on or taking possession of all records or documents of title.

         (b) Name Change or Relocation. If any change in the Issuer's name, identity, structure or the location of its principal place of business or chief executive office occurs, then the Issuer shall deliver 30 days' prior written notice of such change or relocation to the Servicer and the Trustee and no later than the effective date of such change or relocation, the Servicer shall file such amendments or statements as may be required to preserve and protect the Trustee's interests in the Trust Estate.

         (c) Chief Executive Office. During the term of this Indenture, the Issuer will maintain its chief executive office and principal place of business in one of the States of the United States.

         (d) Costs and Expense. The Servicer agrees to pay all reasonable costs and disbursements in connection with the perfection and the maintenance of perfection, as against all third parties, of the Trustee's right, title and interest in and to the Trust Estate.

         Section 4.03 Substitution and Purchase of Lease Receivables. (a) If at any time the Issuer or the Trustee obtains knowledge (within the meaning of 7.01(e) hereof), discovers or is notified by the Servicer that any of the representations and warranties of the Contributor in the Contribution Agreement were incorrect at the time as of which such representations and warranties were made, then the Person discovering such defect, omission, or circumstance shall promptly notify the other parties to this Indenture.

         (b) In the event any representation or warranty of the Contributor in the Contribution Agreement is incorrect and materially and adversely affects the value of a Lease Contract, the related Lease Receivable or the related Equipment, or the interests of the Holders of the Notes, or in the event of any breach of any of the representations and warranties set forth in Sections 3.01(a)(ii), 3.01(a)(v), 3.01(a)(vii) or 3.01(a)(xviii) of the Contribution Agreement, then the Issuer shall require the Contributor pursuant to the Contribution Agreement to eliminate or otherwise cure the circumstance or condition which has caused such representation or warranty to be incorrect within 30 days of discovery or notice thereof. If the Contributor fails or is unable to cure such circumstance or condition in accordance with the
Contribution Agreement then the Issuer shall require the Contributor to substitute or purchase pursuant to the Contribution Agreement any Lease Receivable related to any Lease Contract as to which such representation or warranty is incorrect within the time specified in Section 3.03 of the Contribution Agreement. The proceeds of a purchase shall be remitted by the Issuer to the Servicer for deposit by the Servicer in the Collection Account pursuant to Section 3.03(a) of the Contribution Agreement.

         (c) If a Responsible Officer of the Trustee receives written notice of, or to the extent a Responsible Officer of the Trustee has actual knowledge of, any failure of the Issuer to enforce the purchase or substitution obligation of the Contributor under the Contribution Agreement, the Trustee shall so notify each Noteholder. The Trustee shall be responsible for enforcing such obligation of the Contributor if so directed by a majority in principal balance of the Noteholders.

         (d) With respect to (i) any Lease Contract to be prepaid or terminated early pursuant to Section 3.10 of the Servicing Agreement and (ii) any Defaulted Lease Contract or Delinquent Lease Contract, the Issuer shall be entitled to purchase the Lease Receivable related to such Lease Contract or to deliver a Substitute Lease Receivable meeting the same requirements as those specified in
Section 3.04 of the Contribution Agreement for substitutions and purchases by the Contributor upon breaches of a representation or warranty by the Contributor thereunder; provided, however, that the sum of (A) the cumulative Implicit Principal Balance of prepaid or early terminated Lease Contracts which are substituted by the Issuer (measured as of the date of substitution) and (B) the cumulative Implicit Principal Balance of Defaulted Lease Contracts and Delinquent Lease Contracts which are purchased or substituted by the Issuer
(measured as of the date of substitution) shall not exceed the Purchase and Substitution Limit.

         (e) The Issuer shall  provide to the  Trustee,  or with respect to item
(ii) below the Trustee, on the date of delivery of any Substitute Lease Contract the items listed in (i) and (ii) below and, at the end of each calendar quarter, the items listed in (iii) below with respect to any Substitute Lease Contracts substituted during such period:

                  (i) a supplement to the Contribution Agreement substantially in the form of Annex A to the Contribution Agreement and Exhibit B hereto, subjecting such Substitute Lease Contract to the provisions thereof and hereof and providing with respect to such Substitute Lease Contract the information set forth in the Lease Schedule;

                  (ii) the original executed counterpart of the Lease Contract and the Lease Contract File relating to such Substitute Lease Contract; and

                  (iii) evidence that UCC financing statements have been filed with respect to such Substitute Lease Contract in accordance with
         Section 4.02 hereof.

         Section 4.04. Releases. (a) The Issuer shall be entitled to obtain a release from the lien of this Indenture for any Lease Contract, the related Lease Receivable and the related Equipment at any time (i) after a payment by the Contributor or the Issuer of the Purchase Price of the Lease Receivable,
(ii) after a Substitute Lease Contract is substituted for such Lease Contract, or (iii) upon the termination of a Lease Contract following the sale or other disposition (but not a re-lease) of the related Equipment in accordance with
Section 3.01(b)(vii) of the Servicing Agreement, if the Issuer delivers to the Trustee an Officer's Certificate (A) identifying the Lease Receivable and the related Lease Contract and Equipment to be released, (B) requesting the release thereof, (C) setting forth the amount deposited in the Collection Account with respect thereto, in the event a Lease Contract, the related Lease Receivable and the related Equipment are being released from the lien of this Indenture pursuant to (i) or (iii) above, and (D) certifying that the amount deposited in the Collection Account equals (x) the Purchase Price of the Lease Receivable related to such Lease Contract, in the event a Lease Contract, the related Lease Receivable and the related Equipment are being released from the lien of this Indenture pursuant to (i) above or (y) in the event of a release from the lien of this Indenture pursuant to (iii) above, the entire amount of Recoveries or Residual Proceeds received with respect to such Lease Contract, the related Lease Receivable and related Equipment; provided, however, that upon the termination of a Lease Contract, any residual proceeds from the related Equipment shall be placed in the Collection Account prior to the Trustee or the Issuer releasing the Equipment from the security interest granted to the Trustee by the Issuer pursuant to this Indenture or to the Issuer by the Contributor pursuant to the Contribution Agreement.

         (b) Upon satisfaction of the conditions specified in subsection (a) above or upon satisfaction of the Issuer's obligations under Section 4.03 hereof with respect to a Lease Contract, the Trustee shall release from the lien of this Indenture the Lease Contract, the related Lease Receivable and the related Equipment described in the Issuer's request for release and shall deliver, to or upon the order of the Issuer, such Lease Contract and the related Lease Contract File.

         Section 4.05. Trust Estate. The Trustee may, and when required by the provisions of Articles Four, Six and Twelve hereof shall, execute instruments to release property from the lien of this Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this Article Four shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         Section 4.06. Notice of Release. The Trustee shall be entitled to receive at least 10 days' notice of any action to be taken pursuant to Section 4.04(a) hereof, accompanied by copies of any instruments involved.

         Section 4.07. Opinions as to Trust Estate. On the Closing Date, the Issuer shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any UCC financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Trustee, for the benefit of the Noteholders, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

                                  Article Five

                           Satisfaction and Discharge

         Section 5.01. Satisfaction and Discharge of Indenture. (a) Following payment in full of (i) the Notes, (ii) the fees and charges of the Trustee and
(iii) all other obligations of the Issuer under this Indenture, and the release by the Trustee of the Trust Estate in accordance with Section 5.01(b) hereof, this Indenture shall be discharged.

         (b) In connection with the discharge of this Indenture and the release of the Trust Estate, the Trustee shall release from the lien of this Indenture and shall deliver, to or upon the order of the Issuer all property remaining in the Trust Estate and shall execute and file, at the expense of the Issuer, UCC financing statements evidencing such discharge and release.

         Section 5.02. Application of Trust Money. Subject to the last paragraph of Section 11.02(o) hereof, all monies deposited with the Trustee pursuant to
Section 5.01 hereof shall be held in trust and applied by the Trustee, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required herein or to the extent required by law.

                                   Article Six

                              Defaults and Remedies

         Section 6.01. Events of Default. "Event of Default" wherever used herein means any one of the following events:

                  (1) default in the payment of any interest upon any Note that continues for two Business Days after the same becomes due and payable; or

         (2) default in the payment of any principal of any Note that continues for two Business Days after the same becomes due and payable; or

                  (3) default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture or the Servicing Agreement (other than a covenant or warranty default, the observance or performance of which is elsewhere in this Section 6.01 specifically dealt with), or any representation or warranty of the Issuer made in this Indenture, the Servicing Agreement or in any certificate or other writing delivered pursuant hereto or thereto or in connection herewith or therewith proving to have been incorrect in any material respect as of the time when the same shall have been made and such default shall continue or not be cured, or the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after (except for defaults relating to Sections 4.03 and 11.02(a), (b), (l),
         (q) and (s) hereof, which shall have no additional grace period) there shall have been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% of the aggregate principal amount of the Outstanding Notes, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied; or

                  (4)  the  Issuer  becomes   subject  to   registration  as  an
         "investment company" under the Investment Company Act of 1940, as amended; or

                  (5) the filing of a petition or the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer under the federal Bankruptcy Code or any other applicable federal or State bankruptcy, insolvency, reorganization, liquidation or other similar law now or hereafter in effect or any arrangement with creditors or appointing a receiver, liquidator, assignee, trustee, or sequestrator (or other similar official) for the Issuer or for any substantial part of its property in an involuntary case, or ordering the winding up or liquidation of the Issuer's affairs, and the continuance of any such petition undismissed or of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                  (6) the institution by the Issuer of proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Issuer to the institution of bankruptcy or insolvency proceedings against the Issuer, or the filing by the Issuer of a petition or answer or consent seeking reorganization or relief under the federal Bankruptcy Code or any other applicable federal or State bankruptcy, insolvency, reorganization, liquidation or other similar law now or hereafter in effect, or the consent by the Issuer to the filing of any such petition or to the appointment of or possession by a receiver, liquidator, assignee, custodian, trustee or sequestrator (or other similar official) of the Issuer or of any substantial part of the Issuer's property, or the making by the Issuer of any assignment for the benefit of creditors, or the admission by it in writing of its inability, or the failure by it generally, to pay its debts as they become due, or the taking of corporate action by the Issuer in furtherance of any such action; or

                  (7) the impairment of the validity of any security interest of the Trustee in the Trust Estate, except as expressly permitted, or creation of any encumbrance not otherwise permitted which is not released within 60 days of its creation.

         Section 6.02. Acceleration of Maturity; Rescission and Annulment'. If an Event of Default with respect to the Notes at the time Outstanding occurs and is continuing, then the Trustee may, and in every such case, at the direction of the Holders of not less than 25% in aggregate principal amount of the Outstanding Notes, the Trustee shall, declare the principal of all the Notes to be immediately due and payable, by notice given in writing to the Issuer (and to the Trustee if given by Noteholders), and upon any such declaration, such principal shall become immediately due and payable without any presentment, demand, protest or other notice of any kind (except such notices as shall be expressly required by the provisions of this Indenture), all of which are hereby expressly waived.

         At any time after such a declaration of acceleration has been made, but before any Sale of the Trust Estate has been made or a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Notes, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences (except that in the case of a payment default on the Notes, the consent of all the Noteholders shall be required to rescind and annul such a declaration and its consequences) if:

                  (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue installments of interest on all Notes,

                           (B) the  principal  of any Notes which has become due
                  otherwise than by such declaration of acceleration and interest thereon at the rate borne by such Notes from the time such principal first became due until the date when paid, and

                           (C) all sums paid or advanced, together with interest
                  thereon, by the Trustee or any Noteholder hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee and the Noteholders, their agents and counsel incurred in connection with the enforcement of this Indenture to the date of such payment or deposit; and

                  (2) all Events of Default, other than the nonpayment of the principal of the Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.15 hereof.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Section 6.03. Collection of Indebtedness and Suits for Enforcement by Trustee. The Issuer covenants that if an Event of Default shall occur and be continuing and the Notes have been declared due and payable and such declaration has not been rescinded and annulled, the Issuer will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on the Notes for principal and interest, with interest upon the overdue principal at the rate borne by the Notes and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Issuer fails to pay such amount forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust may, institute Proceedings for the collection of the sums so due and unpaid, and prosecute such Proceeding to judgment or final decree, and enforce the same against the Issuer and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Issuer, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Section 6.04. Remedies. If an Event of Default shall have occurred and be continuing, the Trustee may do one or more of the following:

                  (a) institute Proceedings for the collection of all amounts then due and payable on the Notes or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer the monies adjudged due;

                  (b) take possession of and sell the Trust Estate securing the Notes or any portion thereof or rights or interest therein, at one or more Sales called and conducted in any manner permitted by law;

                  (c) institute any Proceedings from time to time for the complete or partial foreclosure of the lien created by this Indenture with respect to the Trust Estate securing the Notes;

                  (d) during the continuance of a default under a Lease Contract, exercise any of the rights of the lessor under such Lease Contract; and

                  (e) exercise any remedies of a secured party under the UCC or any applicable law and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Holders of the Notes hereunder;

provided, however, that without the consent of all the Holders of Outstanding Notes, the Trustee may not sell or otherwise liquidate any portion of the Trust Estate unless the proceeds of such Sale or liquidation distributable to the Noteholders are sufficient to discharge in full the amounts then due and unpaid upon the Notes for principal and interest.

         Section 6.05. Optional Preservation of Trust Estate. If (i) an Event of Default shall have occurred and be continuing with respect to the Notes and (ii) no Notes have been declared due and payable, or such declaration and its consequences have been annulled and rescinded, the Trustee may in its sole discretion, if it determines it to be in the best interests of the Holders of the Notes or upon request from the Holders of a majority in principal amount of the Outstanding Notes, elect, by giving written notice of such election to the Issuer, to take possession of and retain the Trust Estate securing the Notes intact, collect or cause the collection of the proceeds thereof and make and apply all payments and deposits and maintain all accounts in respect of such Notes in accordance with the provisions of Article Twelve of this Indenture. If the Trustee is unable to or is stayed from giving such notice to the Issuer for any reason whatsoever, such election shall be effective as of the time of such determination or request, as the case may be, notwithstanding any failure to give such notice, and the Trustee shall give such notice upon the removal or cure of such inability or stay (but shall have no obligation to effect such removal or cure). Any such election may be rescinded with respect to any portion of the Trust Estate securing the Notes remaining at the time of such rescission by written notice to the Trustee and the Issuer from the Holders of a majority in principal amount of the Outstanding Notes.

         Section 6.06. Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial Proceeding relating to the Issuer or any other obligor upon any of the Notes or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of overdue principal or interest) shall be entitled and empowered to intervene in such proceeding or otherwise,

                  (i) to file and prove a claim for the whole amount of principal, premium, if any, and interest owing and unpaid in respect of the Notes issued hereunder and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 7.07 hereof) and of the Noteholders allowed in such judicial Proceeding, and

                  (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such judicial Proceeding is hereby authorized by each Noteholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such Proceeding.

         Section 6.07.  Trustee May Enforce Claims Without  Possession of Notes.
(a) In all Proceedings brought by the Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all of the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         (b) All rights of actions and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceedings instituted by the Trustee shall be brought in its own name as Trustee of an express trust, and any recovery whether by judgment, settlement or otherwise shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the benefit of the Holders of the Notes and shall be distributed as set forth in Section 6.08 hereof.

         Section 6.08. Application of Money Collected. If the Notes have been declared due and payable following an Event of Default and such declaration has not been rescinded or annulled, any money collected by the Trustee with respect to the Notes pursuant to this Article Six or otherwise and any other money that may be held thereafter by the Trustee as security for the Notes shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                  First: To the payment to the Trustee of the Trustee Fee then due and to the Trustee its costs incurred in connection with enforcing the remedies provided for in this Article Six;

                  Second: To the payment of (i) if Sunrise Leasing Corporation or an Affiliate thereof is not the Servicer, all amounts due the Servicer pursuant to Section 3.09 of the Servicing Agreement and
         Section 12.02(d)(ii) hereof and (ii) the amount necessary to reimburse the Servicer for any unrecovered Servicer Advances;

                  Third: To the payment of the amounts then due and unpaid upon the Notes for interest, with interest (to the extent such interest has been collected by the Trustee or a sum sufficient therefor has been so collected and payment thereof is legally enforceable at the respective rate or rates prescribed therefor in the Notes) on overdue principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest;

                  Fourth: To the payment of the remaining outstanding principal balance of the Notes ratably without preference or priority of any kind;

                  Fifth: To the payment to the Trustee of any other amounts due to the Trustee as expressly provided herein and in the Servicing Agreement;

                  Sixth: To reimburse the Noteholders for any costs or expenses incurred in connection with any enforcement action with respect to this Indenture or the Notes;

                  Seventh: To the payment of (i) if Sunrise Leasing Corporation or an Affiliate thereof is the Servicer, all amounts due the Servicer pursuant to Section 3.09 of the Servicing Agreement and Section
         12.02(d)(ii) hereof and (ii) any other amounts due the Servicer as expressly provided herein and in the Servicing Agreement;

                  Eighth: To the payment of any surplus to or at the written direction of the Issuer or any other person legally entitled thereto.

         Section 6.09. Limitation on Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

                  (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (2) the Holders of not less than 66-2/3% in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of security or indemnity has failed to institute any such Proceedings; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of 66-2/3% or more in principal amount of the Outstanding Notes; it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes, or to obtain or to seek to obtain priority or preference over any other Holders of Notes or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

         Section 6.10. Unconditional Right of Noteholders to Receive Principal and Interest. Notwithstanding any other provision in this Indenture, the Noteholders shall have the right, which is absolute and unconditional, to receive payment of the principal and interest on such Note as such principal and interest becomes due and payable, and to institute any Proceeding for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

         Section 6.11. Restoration of Rights and Remedies. If the Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then, and in every case, the Issuer, the Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         Section 6.12. Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 3.06 hereof, no right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 6.13. Delay or Omission; Not Waiver. No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein. Every right and remedy given by this Article Six or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

         Section 6.14. Control by Noteholders. The Holders of 66-2/3% in principal amount of the Outstanding Notes, shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided that:

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture including, without limitation, any provision hereof which expressly provides for greater percentage of principal of Outstanding Notes;

                  (2) any direction to the Trustee by the Noteholders to undertake a private Sale of the Trust Estate shall be by the Holders of all Outstanding Notes, unless the condition set forth in Section 6.18(b)(ii) hereof is met;

                  (3) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 7.01 hereof, the Trustee need not take any action which a Responsible Officer or Officers of the Trustee in good faith determines might involve it in personal liability or be unjustly prejudicial to the Noteholders not consenting; and

                  (4) the Trustee has been furnished reasonable indemnity against costs, expenses and liabilities which it might incur in connection therewith as provided in Section 7.01(f) hereof.

         Section 6.15 Waiver of Past Defaults. The Holders of 66-2/3% in principal amount of the Outstanding Notes may on behalf of the Holders of all the Notes waive any past Default hereunder and its consequences, except a
Default:

                  (1) in the payment of the principal of, or premium, if any, or interest on any Note, or a Default described in Sections 6.01(5) and
         (6) hereof, or

                  (2) in respect of a covenant or provision hereof which under Article Nine hereof cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

         Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         Section 6.16. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 6.16 shall not apply to any suit instituted by the Trustee, or to any suit instituted by any Noteholder or group of Noteholders, holding in the aggregate more than 50% in principal amount of the Outstanding Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal of or interest on any Note on or after the Stated Maturity.

         Section 6.17. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not, at any time, insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 6.18. Sale of Trust Estate. (a) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Section 6.04 hereof shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate securing the Notes shall have been sold or all amounts payable on the Notes and under this Indenture with respect thereto shall have been paid. The Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale.

         (b) To the extent permitted by applicable law, the Trustee shall not, in any private Sale, sell to a third party the Trust Estate, or any portion thereof unless:

                  (i) the Holders of all Outstanding Notes, consent to or direct the Trustee to make such Sale; or

                  (ii) the proceeds of such Sale would not be less than the sum of all amounts due to the Trustee hereunder and the entire unpaid principal amount of the Notes and interest due or to become due thereon on the Payment Date next succeeding such Sale.

         (c) The Trustee or the Noteholders may bid for and acquire any portion of the Trust Estate in connection with a public Sale thereof, and in lieu of paying cash therefor, any Noteholder may make settlement for the purchase price by crediting against amounts owing on the Notes of such Holder or other amounts owing to such Holder secured by this Indenture, that portion of the net proceeds of such Sale to which such Holder would be entitled, after deducting the reasonable costs, charges and expenses incurred by the Trustee or the Noteholders in connection with such Sale. The Notes need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against the Notes. The Trustee or the Noteholders may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.

         (d) The Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof. In addition, the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         (e) The method, manner, time, place and terms of any Sale of all or any portion of the Trust Estate shall be commercially reasonable.

         Section 6.19. Action on Notes. The Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

                                  Article Seven

                                   The Trustee

         Section 7.01. Certain Duties and Responsibilities. (a) Except during the continuance of an Event of Default known to the Trustee as provided in subsection (e) below:

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith or negligence on its part, the Trustee may conclusively rely as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions, which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same and to determine whether or not they conform to the requirements of this Indenture.

         (b) In case an Event of Default known to the Trustee as provided in subsection (e) below has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in its exercise, as a reasonable person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct or bad faith, except that:

                  (i) this subsection (c) shall not be construed to limit the effect of subsection (a) of this Section 7.01;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction the Holders of a majority (or other such percentage as may be required by the terms hereof) in principal amount of the Outstanding Notes in accordance with Section 6.14 hereof relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture, the Contribution Agreement or the Servicing Agreement; and

                  (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, provided that nothing herein contained shall excuse the Trustee for failure to perform its duties as Trustee in accordance with subsections
         (a) and (b) of this Section 7.01.

         (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 7.01.

         (e) For all purposes under this Indenture, the Trustee shall not be deemed to have notice of any Event of Default described in Section 6.01(4), 6.01(5) or 6.01(6) hereof or any Default described in Section 6.01(3) hereof unless a Responsible Officer assigned to and working in the Trustee's corporate trust department has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default or Default is received by the Trustee by a Responsible Officer at the Corporate Trust Office, and such notice references the Notes, the Issuer, the Trust Estate or this Indenture.

         (f) The Trustee shall be under no obligation to institute any suit, or to take any remedial proceeding under this Indenture, or to enter any appearance or in any way defend in any suit in which it may be made defendant, or to take any steps in the execution of the trusts hereby created or in the enforcement of any rights and powers hereunder until it shall be indemnified to its satisfaction against any and all costs and expenses, outlays and counsel fees and other reasonable disbursements and against all liability, except liability resulting from the Trustee's negligence or willful misconduct as adjudicated, in connection with any action so taken.

         (g) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the maturity of the Notes, whether such extinguishment occurs through a Sale of the Trust Estate to another person, the acquisition of the Trust Estate (or the proceeds thereof) by the Trustee or the Noteholders, the rights of the Trustee and the Noteholders shall continue to be governed by the terms of this Indenture.

         (h) Notwithstanding anything to the contrary contained herein, the provisions of subsections (e) through (g), inclusive, of this Section 7.01 shall be subject to the provisions of subsections (a) through (c), inclusive, of this
Section 7.01.

         (i) The Trustee shall provide the reports and accountings as required pursuant to Section 12.04 hereof.

         Section 7.02. Notice of Default. Promptly after the occurrence of any Default known to the Trustee (within the meaning of Section 7.01(e) hereof) which is continuing and has not been promptly cured or waived, the Trustee shall transmit by mail to all Holders of Notes, as their names and addresses appear on the Note Register, notice of such Default.

         Section 7.03. Certain Rights of Trustee. Except to the extent of the obligation of the Trustee in Section 7.01(a)(ii) to examine documents to ensure their compliance with this Indenture, and subject to the standards of care set forth in Section 7.01(c),

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other obligation, paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order and any resolution of the Board of Directors may, and at the Trustee's request, shall be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

         (d) the Trustee may consult with counsel and the written advice of such counsel selected by the Trustee with due care or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

         (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, upon reasonable notice and at reasonable times personally or by agent or attorney; and

         (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney, appointed with due care by it hereunder.

         Section 7.04. Not Responsible for Recitals or Issuance of Notes. (a) The recitals contained herein and in the Notes, except the certificates of authentication on the Notes, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or condition of the Trust Estate or any part thereof, or as to the title of the Issuer thereto or as to the security afforded thereby or hereby, or as to the validity or genuineness of any securities at any time pledged and deposited with the Trustee hereunder or as to the validity or sufficiency of this Indenture or of the Notes. The Trustee shall not be accountable for the use or application by the Issuer of Notes or the proceeds thereof or of any money paid to the Issuer or upon Issuer Order under any provisions hereof.

         (b) Except as otherwise expressly provided herein and without limiting the generality of the foregoing, the Trustee shall have no responsibility or liability for or with respect to the existence or validity of any Equipment or Lease Contract, the perfection of any security interest (whether as of the date hereof or at any future time), the maintenance of or the taking of any action to maintain such perfection, the validity of the assignment of any portion of the Trust Estate to the Trustee or of any intervening assignment, the review of any Lease Contract (it being understood that the Trustee has not reviewed and does not intend to review the substance or form of any such Lease Contract), the performance or enforcement of any Lease Contract, the compliance by the Issuer, the Contributor or the Servicer with any covenant or the breach by the Issuer, the Contributor or the Servicer of any warranty or representation made hereunder or in any related document or the accuracy of any such warranty or representation, any investment of monies in the Collection Account or any loss resulting therefrom, the acts or omissions of the Issuer, the Contributor, the Servicer or any Customer, any action of the Servicer taken in the name of the Trustee, or the validity of the Servicing Agreement or the Contribution Agreement.

         (c) The Trustee shall not have any obligation or liability under any Lease Contract or with respect to any other Lease Assets by reason of or arising out of this Indenture or the granting of a security interest in such Lease Contract or any other Lease Assets hereunder or the receipt by the Trustee of any payment relating to any Lease Contract or any other Lease Assets pursuant hereto, nor shall the Trustee be required or obligated in any manner to perform or fulfill any of the obligations of the Contributor under or pursuant to any Lease Contract or any other Lease Assets, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it, or the sufficiency of any performance by any party, under any Lease Contract, or with respect to any other Lease Assets.

         Section 7.05. May Hold Notes. The Trustee, the Servicer, any Paying Agent, the Note Registrar, any Authenticating Agent or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes, and if operative, may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Servicer, Paying Agent, Note Registrar, Authenticating Agent or such other agent.

         Section 7.06. Money Held in Trust. Money and investments held in trust by the Trustee or any Paying Agent hereunder shall be held in one or more trust accounts hereunder but need not be segregated from other funds except to the extent required herein or required by law. The Trustee or any Paying Agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer or otherwise specifically provided herein.

         Section 7.07.  Compensation and Reimbursement.  The Issuer agrees:

                  (i) to pay the Trustee monthly its fee for all services rendered by it hereunder as Trustee, in the amount of the Trustee Fee (which compensation shall not otherwise be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (ii) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture or Servicing Agreement (including the reasonable compensation and the expenses and disbursements of the Trustee's agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, bad faith or willful misconduct; and

                  (iii) to indemnify and hold harmless the Trust Estate and the Trustee from and against any loss, liability, expense, damage or injury sustained or suffered pursuant to this Indenture by reason of any acts, omissions or alleged acts or omissions arising out of activities of the Trust Estate or the Trustee (including without limitation any violation of any applicable laws by the Issuer as a result of the transactions contemplated by this Indenture), including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim; provided that the Issuer shall not indemnify the Trustee if such loss, liability, expense, damage or injury is due to the Trustee's gross negligence or willful misconduct, willful misfeasance or bad faith in the performance of duties. Any indemnification pursuant to this Section 7.07 shall only be payable from the assets of the Issuer and shall not be payable from the assets of the Trust Estate. The provisions of this indemnity shall run directly to and be enforceable by an injured person subject to the limitations hereof and this indemnification agreement shall survive the termination of this Indenture.

         Upon the occurrence of an Event of Default resulting in an acceleration of maturity of the Notes that has not been rescinded and annulled, the Trustee shall have, as security for the performance of the Issuer under this Section 7.07, a lien ranking senior to the lien of the Notes with respect to which any claim of the Trustee under this Section 7.07 arose upon all property and funds held or collected as part of the Trust Estate by the Trustee in its capacity as such. The Trustee shall not institute any Proceeding seeking the enforcement of such lien against any Trust Estate unless (i) such Proceeding is in connection with a proceeding in accordance with Article Six hereof for enforcement of the lien of this Indenture for the benefit of the Holders of the Notes secured by such Trust Estate after the occurrence of an Event of Default (other than an Event of Default due solely to a breach of this Section 7.07) and a resulting declaration of acceleration of maturity of such Notes that has not been rescinded and annulled, or (ii) such Proceeding does not result in or cause a Sale or other disposition of such Trust Estate. All monies so collected by the Trustee shall be applied in accordance with Section 6.08 hereof and the Trustee shall receive amounts pursuant to Section 6.08 hereof only to the extent that payment thereof will not result in a subsequent Event of Default caused by such payments to the Trustee.

         Section 7.08. Corporate Trustee Required; Eligibility. There shall at all times be a trustee hereunder which shall be a corporation or association organized and doing business under the laws of the United States of America or of any state, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, or be a member of a consolidated bank holding company with a combined capital and surplus of at least $100,000,000, subject to supervision or examination by Federal or state authority and having an office within the United States of America, and, except with respect to the initial Trustee hereunder, which shall have a commercial paper or other short-term rating of the highest short term rating categories by S&P or Moody's, or otherwise acceptable to the Holders of 66-2/3% in principal amount of the Outstanding Notes. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 7.08, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.08, it shall resign immediately in the manner and with the effect hereinafter specified in this Article Seven.

         Section 7.09. Resignation and Removal; Appointment of Successor. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Seven shall become effective until the acceptance of appointment by the successor Trustee under Section 7.10 hereof.

         (b) The Trustee may resign at any time by giving 30 days' written notice thereof to the Issuer and to each Noteholder. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

         (c) The Trustee may be removed by the Act of the Holders of 66-2/3% in principal amount of the Outstanding Notes by notice to the Trustee, at any time if one of the following events have occurred:

                  (i) the Trustee shall cease to be eligible under Section 7.08 hereof and shall fail to resign after written request therefor by the Issuer or by any Noteholder, or

                  (ii) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or

                  (iii) the Trustee has failed to perform its duties hereunder in any material respect, or has breached any representation of warranty made hereunder in any material respect.

         (d) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause with respect to the Notes, the Issuer by a Board Resolution, shall promptly appoint a successor Trustee. If the Issuer shall fail to appoint a successor Trustee within 90 days of notice of removal or resignation, then the Holders of 66-2/3% in principal amount of the Outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Notes.

         (e) The Issuer  shall give  notice in the  manner  provided  in Section
13.04 hereof of each resignation and each removal of the Trustee and each appointment of a successor Trustee with respect to the Notes. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         Section 7.10. Acceptance of Appointment by Successor. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee but, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its reasonable out-of-pocket costs and expenses, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 7.07 hereof. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article Seven.

         Section 7.11. Merger, Conversion, Consolidation or Succession to Business of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article Seven, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

         Section 7.12. Co-Trustees and Separate Trustees. At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Estate may at the time be located, the Issuer, and the Trustee shall have power to appoint, and, upon the written request of the Trustee, or of the Holders of Notes representing at least 25% of the aggregate principal amount of the Outstanding Notes, the Issuer shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee, either to act as co-Trustee, jointly with the Trustee of all or any part of such Trust Estate, or to act as separate Trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 7.12. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.

         Should any written instrument from the Issuer be reasonably required by any co-Trustee or separate Trustee so appointed for more fully confirming to such co-Trustee or separate Trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

         Every co-Trustee or separate Trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                  (i) the Notes shall be authenticated and delivered by, and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee;

                  (ii) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-Trustee or separate Trustee jointly, as shall be provided in the instrument appointing such co-Trustee or separate Trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-Trustee or separate Trustee;

                  (iii) the Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by a Board Resolution, may accept the resignation of or remove any co-Trustee or separate Trustee, appointed under this Section 7.12, and, in case an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-Trustee or separate Trustee without the concurrence of the Issuer. Upon the written request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-Trustee or separate Trustee that has so resigned or been removed may be appointed in the manner provided in this Section 7.12;

                  (iv) no co-Trustee or separate Trustee hereunder shall be personally liable by reason of any act or omission of the Trustee or any other such Trustee hereunder nor shall the Trustee be liable by reason of any act or omission of any co-Trustee or separate Trustee selected by the Trustee with due care or appointed in accordance with directions to the Trustee pursuant to Section 6.14 hereof; and

                  (v) any Act of Noteholders delivered to the Trustee shall be deemed to have been delivered to each such co-Trustee and separate Trustee.

         Section 7.13. Rights with Respect to the Servicer. The Trustee's rights and obligations with respect to the Servicer shall be governed by the Servicing Agreement.

         Section 7.14. Appointment of Authenticating Agent. The Trustee may appoint an Authenticating Agent or Agents with respect to the Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon original issue or upon exchange, registration of transfer or pursuant to Section
3.06  hereof,  and Notes so  authenticated  shall be entitled to the benefits of this  Indenture  and  shall be  valid  and  obligatory  for all  purposes  as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication or the delivery of Notes to the Trustee for authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent and delivery of the Notes to the Authenticating Agent on behalf of the Trustee. Each Authenticating Agent shall be acceptable to the Issuer and the Noteholders and shall at all times be a corporation having a combined capital and surplus of not less than the equivalent of $50,000,000 and subject to supervision or examination by federal or state authority or the equivalent foreign authority, in the case of an Authenticating Agent who is not organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 7.14, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 7.14, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 7.14.

         Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of such Authenticating Agent, shall continue to be an Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent; provided, such corporation shall be otherwise eligible under this Section 7.14.

         An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Issuer. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Issuer. Upon receiving such a notice of
resignation  or  upon  such  a  termination,   or  in  case  at  any  time  such
Authenticating  Agent  shall  cease  to  be  eligible  in  accordance  with  the
provisions  of  this  Section   7.14,   the  Trustee  may  appoint  a  successor
Authenticating Agent which shall be acceptable to the Issuer and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders of Notes, if any, with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Note Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 7.14.

         The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section 7.14, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 7.07 hereof.

         If an appointment is made pursuant to this Section 7.14, the Notes may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

         This is one of the Notes described in the within-mentioned Indenture.

                                           Norwest Bank Minnesota, National
                                           Association, as Trustee


                                           By
                                               As Authenticating Agent


                                           By
                                               Authorized Officer

         Section 7.15. Trustee to Hold Lease Contracts. The Trustee shall hold each Lease Contract, together with any documents relating thereto that may from time to time be delivered to the Trustee in accordance with this Indenture, until such time as such Lease Contract is released from the lien of this Indenture pursuant to the terms hereof.

         The Trustee upon receipt of the Lease Contracts shall review them and verify that with respect to the following, the information on each Lease Contract is consistent with the information set forth on the schedule provided to the Trustee: name of lessee, state of lessee, amount of monthly payment, original term of lease contract, exisence of bill of sale. Within 3 Business Days of receipt of such Lease Contracts, the Trustee will provide an exception report to the Issuer, the Servicer and the Noteholders. The Issuer an the Noteholders shall resolve any such exceptions to the Noteholders' satisfaction, and no Lease Contract for which exceptions remain shall be funded. The Trustee shall be under no duty or obligation to inspect, review or examine the Lease Contracts and other documents to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face.

                                  Article Eight

                        Optional Purchase of Receivables

         Section 8.01. Optional Purchase of All Receivables; Liquidation of Trust Estate. (a) At any time after the aggregate principal amount of the then Outstanding Notes is less than 10% of the original aggregate principal amount of the Notes the initial Servicer shall have the option to purchase all of the Collateral; provided, however, that the amount to be paid for such purchase (as set forth in the following sentence) shall be sufficient to pay the full amount of principal and interest then due and payable on the Notes plus any unpaid fees and expenses due under the Transaction Documents. The initial Servicer shall deposit such amount into the Collection Account, and the Trustee shall distribute the amounts so deposited in accordance with Section 12.02.

                                  Article Nine

                             Supplemental Indentures

         Section 9.01. Supplemental Indentures Without Consent of Noteholders. The Issuer, the Servicer and the Trustee, without the consent of the Holders of any Notes, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes, provided that any such amendment, as evidenced by an Opinion of Counsel if required by the Trustee, will not have a material adverse effect on Noteholders:

                  (1) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property; or

                  (2) to evidence the succession of another Person to the Issuer, and the assumption by such successor of the covenants of the Issuer herein and in the Notes contained, in accordance with Section 11.02(q) hereof; or

                  (3) to add to the covenants of the Issuer, for the benefit of the Holders of all Notes, or to surrender any right or power herein conferred upon the Issuer; or

                  (4) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; or

                  (5) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture, provided that such action shall not adversely affect the interests of the Holders of the Notes; or

                  (6) to evidence the succession of the Trustee pursuant to Article Seven hereof; or

                  (7) to add to any Events of Default.

         The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         Promptly after the execution by the Issuer, the Servicer and the Trustee of any supplemental indenture pursuant to this Section 9.01, the Issuer shall mail to each Noteholder a copy of such supplemental indenture.

         Section 9.02. Supplemental Indentures with Consent of Noteholders. With the consent of the Holders of not less than 66-2/3% in principal amount of the Outstanding Notes affected by such supplemental indenture, by Act of said Holders delivered to the Issuer and the Trustee, the Issuer, the Servicer and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holders of each Outstanding Note affected thereby:

                  (1) change the Stated Maturity of any Note or the due date of any installment of principal of, or any installment of interest on, any Note, or reduce the principal amount thereof or the applicable Note Interest Rate or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment; or

                  (2) reduce the percentage in principal amount of the Outstanding Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or Events of Default or their consequences; or

                  (3) impair or adversely affect the Trust Estate except as otherwise permitted herein; or

                  (4) modify or alter the provisions of the proviso to the definition of the term "Outstanding"; or

                  (5) modify or alter the  provisions  of the proviso to Section
         6.04 hereof; or

                  (6) modify any of the provisions of this Section 9.02, except to increase the percentage of Holders of the Outstanding Notes required for any modification or waiver or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby; or

                  (7) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of this Indenture; or

                  (8) modify any of Sections  6.01(l) or (2), 6.02,  6.03, 6.18, or 12.02(d) hereof.

         It shall not be necessary for any Act of Noteholders under this Section
9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Issuer, the Servicer and the Trustee of any supplemental indenture pursuant to this Section 9.02, the Issuer shall mail to the Holders of the Notes a copy of such supplemental indenture.

         Section 9.03. Execution of Supplemental Indentures. In executing any supplemental indenture permitted by this Article Nine or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive upon request, and (subject to Section 7.01 hereof) shall be fully protected in relying in good faith upon, an Opinion of Counsel reasonably acceptable to the Trustee stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own duties or immunities under this Indenture or otherwise.

         Section 9.04. Effect of Supplemental Indentures. Upon the execution of any supplemental indenture under this Article Nine, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 9.05. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                   Article Ten

                             Redemption of the Notes

         Section 10.01. Redemption at the Option of the Issuer; Election to Redeem. The Issuer shall have the option to redeem the Notes, in whole but not in part, as to the then Outstanding Notes, at any time after the aggregate principal amount of the then Outstanding Notes is less than 10% of the original aggregate principal amount of the Notes, at the applicable Redemption Price plus any fees due hereunder.

         The Issuer shall set the Redemption Date and the Redemption Record Date and give notice thereof to the Trustee pursuant to Section 10.02 hereof.

         Installments of interest and principal due on or prior to a Redemption Date shall continue to be payable to the Holders of Notes called for redemption as of the relevant Record Dates according to their terms and the provisions of
Section 3.07 hereof. The election of the Issuer to redeem any Notes pursuant to this Section 10.01 shall be evidenced by a Board Resolution directing the Trustee to make the payment of the applicable Redemption Price on all of the Notes to be redeemed from monies deposited with the Trustee pursuant to Section
10.04 hereof.

         Section 10.02. Notice to Trustee. In the case of any redemption pursuant to Section 10.01 hereof, the Issuer shall, at least 15 days prior to the Redemption Date, notify the Trustee of such Redemption Date and shall deposit into the Collection Account on the related Calculation Date an amount equal to the applicable Redemption Price of all Notes to be redeemed.

         Section 10.03. Notice of Redemption by the Issuer. Upon receipt of such notice and such deposit set forth in Section 10.02 above, the Trustee shall provide notice of redemption pursuant to Section 10.01 hereof by first-class mail, postage prepaid, mailed no later than the Business Day following the Calculation Date on which such deposit was made, to each Holder of Notes at his address in the Note Register.

         All notices of redemption shall state:

                  (1) the Redemption Date;

                  (2) the Redemption Price; and

                  (3) that on the Redemption Date, the Redemption Price will become due and payable upon each such Note, and that interest thereon shall cease to accrue on such date.

         Notice of redemption of Notes shall be given by the Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

         Section 10.04. Deposit of the Redemption Price. On or before the related Calculation Date next preceding any Redemption Date, the Issuer shall deposit with the Trustee or with the Paying Agent an amount of monies sufficient to pay the Redemption Price of all Notes plus any fees due hereunder.

         Section 10.05. Notes Payable on Redemption Date. Notice of redemption having been given as provided in Section 10.03 hereof, the Notes to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price and on such Redemption Date (unless the Issuer shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. The Holders of the Notes shall be paid the Redemption Price by the Paying Agent on behalf of the Issuer; provided, however, that installments of principal and interest which are due on or prior to the Redemption Date shall be payable to the Holders of the Notes registered as such on the relevant Record Dates according to their terms and the provisions of Section 3.07 hereof.

         If the Holder of any Note called for redemption shall not be so paid, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the applicable Note Interest Rate.

                                 Article Eleven

                    Representations, Warranties and Covenants

         Section 11.01. Representations and Warranties. The Issuer hereby makes the following representations and warranties for the benefit of the Trustee and the Noteholders on which the Trustee relies in accepting the Trust Estate in trust and in authenticating the Notes. Such representations and warranties are made as of the Delivery Date, but shall survive the transfer, grant and assignment of the Trust Estate to the Trustee.

         (a) Organization and Good Standing. The Issuer is a corporation duly organized, validly existing and in good standing under the law of the State of Minnesota and each other State where the nature of its business requires it to qualify, except to the extent that the failure to so qualify would not in the aggregate materially adversely affect the ability of the Issuer to perform its obligations under this Indenture, the Servicing Agreement or the Contribution Agreement.

         (b) Authorization. The Issuer has the power, authority and legal right to execute, deliver and perform this Indenture, the Servicing Agreement and the Contribution Agreement and the execution, delivery and performance of this Indenture, the Servicing Agreement and the Contribution Agreement have been duly authorized by the Issuer by all necessary corporate action.

         (c) Binding Obligation. This Indenture, the Servicing Agreement and the Contribution Agreement have been duly executed and delivered by the Issuer, and this Indenture, assuming due authorization, execution and delivery by the Trustee and the Servicer, the Servicing Agreement, assuming due authorization, execution and delivery by the Trustee and the Servicer, and the Contribution Agreement, assuming due authorization, execution and delivery by the Contributor, each constitutes a legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms except that
(A) such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws (whether statutory, regulatory or decisional) now or hereafter in effect relating to creditors' rights generally and (B) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, whether a proceeding at law or in equity.

         (d) No Violation. The consummation of the transactions contemplated by the fulfillment of the terms of this Indenture, the Servicing Agreement and the Contribution Agreement will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice, lapse of time or both) a default under the organizational documents or bylaws of the Issuer, or any material indenture, agreement, mortgage, deed of trust or other instrument to which the Issuer is a party or by which it is bound, or in the creation or imposition of any Lien upon any of its properties pursuant to the terms of such indenture, agreement, mortgage, deed of trust or other such instrument, other than any Lien created or imposed pursuant to the terms of this Indenture, the Servicing Agreement or the Contribution Agreement, or violate any law or, to the best of the Issuer's knowledge, any material order, rule or regulation applicable to the Issuer of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Issuer or any of its properties.

         (e) No Proceedings. Except as set forth in the Disclosure Schedule t, here are no Proceedings or investigations to which the Issuer, or any of the Issuer's Affiliates, is a party pending, or, to the knowledge of Issuer, threatened, before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality (A) asserting the invalidity of this Indenture, the Servicing Agreement, the Contribution Agreement or the Notes, (B) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by the Contribution Agreement, the Servicing Agreement, this Indenture or the Notes or (C) seeking any determination or ruling that would materially and adversely affect the performance by the Issuer of its obligations under, or the validity or enforceability of, this Indenture, the Servicing Agreement, the Contribution Agreement or the Notes.

         (f) Approvals. All approvals, authorizations, consents, orders or other actions of any Person, or of any court, governmental agency or body or official, required in connection with the execution and delivery of this Indenture, the Servicing Agreement or the Contribution Agreement and with the valid and proper authorization, issuance and sale of the Notes pursuant to this Indenture (except approvals of State securities officials under the Blue Sky laws), have been or will be taken or obtained on or prior to the Delivery Date.

         (g) Name and Place of Business. The Issuer's legal name is as set forth in this Indenture. Except as set forth in the Disclosure Schedule, the Issuer has not used or done business under any other name in the previous five-year period. The Issuer's principal place of business and chief executive office is located at 5500 Wayzata Boulevard, Suite 725, Golden Valley, Minnesota 55416, or at such other location where all action required by Section 11.02(f) hereof shall have been taken place with respect to the Trust Estate. Except as set forth in the Disclosure Schedule, the Issuer has not used any other address in the previous five-year period.

         (h) Transfer and Assignment. Upon the delivery to the Trustee of the Lease Contracts and the filing of the UCC financing statements described in
Section 4.02(a) hereof, the Trustee for the benefit of the Noteholders shall have a first priority perfected security interest in the Lease Receivables, the Lease Contracts and, except with respect to Lease Contracts the original balance of which was less than $15,000, the Equipment, and in the proceeds thereof, except for Liens permitted under Section 11.02(a) and, with respect to any such proceeds, as limited to the extent set forth in Section 9-306 of the UCC as in effect in the applicable jurisdiction. All filings (including, without limitation, UCC filings) as are necessary in any jurisdiction to perfect the interest of the Trustee in the Trust Estate, including the transfer of the Lease Contracts and the payments to become due thereunder, have been made.

         (i) Stockholders of the Issuer. Sunrise Leasing Corporation is the sole stockholder of the Issuer, and it is the registered owner of all of the Common Stock of the Issuer; except as set forth in the Disclosure Schedule all of such shares of Common Stock have been fully paid and are owned of record, free and clear of all mortgages, assignments, pledges, security interests, warrants, options and rights to purchase. Sunrise Leasing Corporation will not transfer shares of Common Stock of the Issuer without the consent of the Holders of a majority in principal amount of Notes Outstanding.

         (j) Contribution Agreement. As of the Delivery Date (and, with respect to the Subsequent Lease Contracts, the Subsequent Transfer Date), the Issuer has entered into the Contribution Agreement and the Lease Assignment Agreement or the Subsequent Lease Assignment Agreement, as applicable, with the Contributor relating to its acquisition of the Lease Contracts, the Lease Receivables and the related Equipment, and the representations, warranties and covenants made by the Contributor relating to such Lease Contracts, Lease Receivables and the related Equipment have been (and, with respect to Subsequent Lease Contracts, Lease Receivables and the related Equipment, will be) validly assigned to and are for the benefit of the Issuer, the Trustee and the Noteholders, and such representations and warranties are (and, with respect to Subsequent Lease Contracts, Subsequent Lease Receivables and the related Equipment, will be) true and correct in all material respects.

         (k) Bulk Transfer Laws. The transfer, assignment and conveyance of the Lease Contracts, the Lease Receivables and the related Equipment by the Contributor to the Issuer pursuant to the Contribution Agreement, and the grant of a security interest in the Lease Contracts, the Lease Receivables and the related Equipment by the Issuer to the Trustee pursuant to this Indenture, are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

         (l) Solvency. Neither on the date of the transactions contemplated by the Transaction Documents or immediately before or after such transactions, nor as a result of the transactions, will the Issuer:

                  (A) be insolvent such that the sum of its debts is greater than all of its respective property, at a fair valuation;

                  (B) be engaged in, or about to engage in, business or a transaction for which any property remaining with the Issuer will be an unreasonably small capital or the remaining assets of the Issuer will be unreasonably small in relation to its respective business or the transaction; and

                  (C) have intended to incur, or believed it would incur, debts that would be beyond its respective ability to pay as such debts mature or become due. The Issuer's assets and cash flow enable it to meet its present obligations in the ordinary course of business as they become due.

         (m) Tax Returns. All tax returns or extensions required to be filed by the Issuer in any jurisdiction have in fact been filed, and all taxes, assessments, fees and other governmental charges upon the Issuer, or upon any of the respective properties, income or franchises shown to be due and payable on such returns have been, or will be, paid. To the best of the Issuer's knowledge, all such tax returns are true and correct, and the Issuer has no knowledge of any proposed additional tax assessment against it in any material amount nor of any basis therefor. The provisions for taxes on the books of the Issuer are in accordance with generally accepted accounting principles.

         (n) Tax Reporting. The Issuer will treat the acquisition of the Lease Contracts, the Lease Receivables and the related Equipment as a contribution to the Issuer for federal, state and local income tax reporting and accounting purposes.

         (o)      Subsidiaries.  The Issuer has no subsidiaries.

         (p) Pension Plans. Each pension plan or profit sharing plan to which the Issuer is a party has been fully funded in accordance with the obligations of the Issuer set forth in such plan.

         (q) Constituent Documents. The Issuer will not amend its Articles of Incorporation or its Bylaws without the consent of the Trustee and the Holders of a majority in principal amount of the Notes Outstanding.

         Section 11.02. Covenants. The Issuer hereby makes the following covenants on which the Trustee relies in accepting the Trust Estate in trust and in authenticating the Notes. Such covenants are made as of the Delivery Date, but shall survive the transfer, grant and assignment of the Trust Estate to the Trustee.

         (a) No Liens. Except for the conveyances and grant of security interests hereunder, the Issuer will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Trust Estate now existing or hereafter created, or any interest therein prior to the termination of this Indenture pursuant to Section 5.01 hereof; the Issuer will notify the Trustee of the existence of any Lien on any Trust Estate immediately upon discovery thereof; and the Issuer shall defend the right, title and interest of the Trustee in, to and under the Trust Estate now existing or hereafter created, against all claims of third parties claiming through or under the Issuer; provided, however, that nothing in this Section 11.02(a) shall prevent or be deemed to prohibit the Issuer from suffering to exist upon any of the Trust Estate any Liens for municipal or other local taxes and other governmental charges if such taxes or governmental charges shall not at the time be due and payable or if the Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

         (b) Delivery of Collections. The Issuer agrees to hold in trust and promptly pay to the Servicer all amounts received by the Issuer in respect of the Trust Estate (other than amounts distributed to or for the benefit of the Issuer pursuant to Article Twelve hereof).

         (c) Obligations with Respect to Lease Contracts. The Issuer will duly fulfill all obligations on its part to be fulfilled under or in connection with each Lease Contract and will do nothing to impair the rights of the Trustee (for the benefit of the Noteholders) in the Lease Receivables, the Lease Contracts, the Equipment or any other part of the Trust Estate. As long as there is no event of default under the applicable Lease Contract, the Issuer will not disturb the Customer's quiet and peaceful possession of the related Equipment and the Customer's unrestricted use thereof for its intended purpose.

         (d) Compliance with Law. The Issuer will comply, in all material respects, with all acts, rules, regulations, orders, decrees and directions of any governmental authority applicable to the Lease Contracts or any part thereof, provided, however, that the Issuer may contest any act, regulation, order, decree or direction in any reasonable manner which shall not materially and adversely affect the rights of the Trustee (for the benefit of the Noteholders) in the Lease Contracts, the Lease Receivables and the related Equipment. The Issuer will comply, in all material respects, with all requirements of law applicable to the Issuer.

         (e) Preservation of Note Interest. The Issuer shall execute and file such continuation statements and any other documents which may be required by law to fully preserve and protect the interest of the Trustee (for the benefit of the Noteholders) in the Trust Estate.

         (f) Maintenance of Office, etc. The Issuer will not, without providing 30 days' prior written notice to the Trustee and without filing such amendments to any previously filed financing statements as the Holders of a majority in principal amount of the Notes may require or as may be required in order to maintain the Trustee's perfected security interest in the Trust Estate, (a) change the location of its chief executive office, or (b) change its name, identity or corporate structure in any manner which would make any financing statement or continuation statement filed by the Issuer in accordance with the Servicing Agreement or this Indenture seriously misleading within the meaning of
Article 9-402(7) of any applicable enactment of the UCC.

         (g) Further Assurances. Except as set forth in Section 11.02(e), the Issuer will make, execute or endorse, acknowledge, and file or deliver to the Trustee from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such other steps relating to the Trust Estate, as the Trustee may request and reasonably require.

         (h) Notice of Liens. The Issuer shall notify the Trustee promptly after becoming aware of any Lien on any Trust Estate, except for any Liens for municipal or other local taxes if such taxes shall not at the time be due or payable without penalty or if the Issuer shall currently be contesting the validity thereof in good faith by appropriate proceedings and shall have set aside on its books adequate reserves with respect thereto.

         (i) Activities of the Issuer. The Issuer (a) shall engage in only (1) the acquisition, ownership, leasing, selling and pledging of the property acquired by the Issuer pursuant to the Contribution Agreement, and causing the issuance of, receiving and selling the Notes issued pursuant to this Indenture and (2) the exercise of any powers permitted to corporations under the Business Corporation Act of the State of Minnesota which are incidental to the foregoing or necessary to accomplish the foregoing, and the Issuer shall incur no debt other than trade payables and expense accruals in connection with its operations in the normal course of business and debt incurred or assumed as contemplated by the Contribution Agreement; (b) will (1) maintain its books and records separate from the books and records of any other entity, (2) maintain separate bank accounts, and no funds of the Issuer shall be commingled with funds of any other entity, (3) keep in full effect its existence, rights and franchises as a corporation under the laws of the State of Minnesota, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, (4) conduct its business from an office or office space separate from the office of the Contributor and will maintain a telephone number separate from that of the Contributor, and (5) operate its business generally so as not to be substantively consolidated with any of its Affiliates; and (c) will not (1) dissolve or liquidate in whole or in part, (2) own any subsidiary or lend or advance any moneys to, or make an investment in, any Person, (3) make any capital expenditures, (4)(A) commence any case, proceeding or other action under any existing or future bankruptcy, insolvency or similar law seeking to have an order for relief entered with respect to it, or seeking reorganization, arrangement, adjustment, wind-up, liquidation, dissolution, composition or other relief with respect to it or its debts, (B) seek appointment of a receiver, trustee, custodian or other similar official for it or any part of its assets, (C) make a general assignment for the benefit of creditors, or (D) take any action in furtherance of, or consenting or acquiescing in, any of the foregoing, (5) guarantee (directly or indirectly), endorse or otherwise become contingently liable (directly or indirectly) for the obligations of, or own or purchase any stock, obligations or securities of or any other interest in, or make any capital contribution to, any other Person,
(6) merge or consolidate with any other Person,  except as permitted pursuant to
Section 11.02(q) hereof, (7) engage in any other action that bears on whether the separate legal identity of the Issuer will be respected, including without limitation (A) holding itself out as being liable for the debts of any other party or (B) acting other than in its corporate name and through its duly authorized officers or agents, or (8) create, incur, assume, or in any manner become liable in respect of any indebtedness other than trade payables and expense accruals incurred in the ordinary course of business and which are incidental to its business purpose; provided, however, that the Issuer may take any action prohibited by this clause (8) if the Issuer shall cause, prior to the taking of such action, an Opinion of Counsel experienced in federal bankruptcy matters, in substance satisfactory to the Trustee and the Holders of 66-2/3% in aggregate principal amount of the Outstanding Notes, to be delivered to the Trustee and the Noteholders stating to the effect that the taking of such action will not adversely affect the substantive nonconsolidation of the Issuer with the Contributor in the event of a bankruptcy proceeding involving the
Contributor. The Issuer shall not amend any article in its Articles of Incorporation or its Bylaws that deals with any matter discussed above without the prior written consent of the Holders of 66-2/3% in aggregate principal amount of the Outstanding Notes.

         (j) Directors. The Issuer agrees that at all times, at least one director and one executive officer that will not be a director, officer or employee of any direct or ultimate parent, or Affiliate of such parent or of the Issuer (other than Issuer); provided, however, that (a) such independent director may also be the independent officer and (b) such independent director and such independent officer may serve in similar capacities for other "special purpose corporations" formed by the Issuer and its Affiliates. The Issuer's Articles of Incorporation shall at all times provide that such independent director shall have a fiduciary duty to the Holders of the Notes.

         (k) Consolidated Return. The Issuer is a member of an affiliated group with the Contributor within the meaning of section 1504 of the Code and will file a consolidated return with the Contributor for federal income tax purposes.

         (1) Ownership of the Equipment. The Issuer warrants that it owns the Equipment and that it will defend such interest in the Equipment against all Persons, claims and demands whatsoever. The Issuer shall not assign, sell, pledge, or exchange, or in any way encumber or otherwise dispose of the Equipment, except as permitted under this Indenture. Within 90 days following the delivery to the Trustee of any Lease Contract which is pledged by the Issuer under this Indenture as part of the Trust Estate, the Issuer shall file such UCC financing statements as are necessary to evidence the Issuer's assignment of the related Equipment to the Trustee for the benefit of the Noteholders. The Issuer warrants that the Trustee will have a valid first priority perfected security interest in the Equipment upon the filing of such UCC financing statements.

         (m) Taxable Income from the Lease Receivables. The Issuer shall treat the Lease Contracts, the Lease Receivables and the related Equipment as owned by it for federal, State and local income tax purposes, and any affiliated group of which the Issuer is a member within the meaning of section 1504 of the Code shall treat the Lease Contracts, the Lease Receivables and the related Equipment as owned by the Issuer for federal, State and local income tax purposes, shall report and include in the computation of the Issuer's gross income for such tax purposes in its consolidated or combined return the rental and other income from the Lease Contracts, Lease Receivables and the related Equipment and shall deduct the interest paid or accrued with respect to the Notes in accordance with its applicable method of accounting for such purposes.

         (n) Maintenance of Office or Agency. The Issuer will maintain an office or agency within the United States of America where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demand to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Trustee at the Corporate Trust Office for each of said purposes. The Issuer will give 30 days' prior written notice to the Trustee and the Noteholders of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Trustee, and the Issuer hereby appoints the Trustee its agent to receive all such presentations, surrenders, notices and demands.

         (o) Money for Note Payments to Be Held in Trust. The Trustee shall execute and deliver, and if there is any Paying Agent other than the Trustee, the Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that, subject to the provisions of this Section 11.02, such Paying Agent will:

                  (i) hold all sums held by it for the payment of principal of or interest on Notes in trust for the benefit of the Noteholders entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (ii) give the Trustee notice of any Default by the Issuer (or any other obligor upon the Notes) in the making of any payment of principal or interest; and

                  (iii) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Issuer Order direct any Paying Agent to pay, to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent in trust for the payment of the principal of or interest on any Note and remaining unclaimed for three years after such principal or interest has become due and payable shall be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, and subject to any applicable statute of limitations, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money or the related Note, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the city in which the Corporate Trust Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Noteholders whose right to or interest in monies due and payable but not claimed is determinable from the records of any Paying Agent, at the last address as shown on the Note Register for each such Noteholder).

         (p) Enforcement of Servicing Agreement and Contribution Agreement. The Issuer will take all actions necessary, and diligently pursue all remedies available to it, to the extent commercially reasonable, to enforce the obligations of the Servicer under the Servicing Agreement and the Contributor under the Contribution Agreement and to secure its rights thereunder.

         (q) Issuer May Consolidate, etc., Only on Certain Terms. The Issuer shall not consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                  (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger or which acquires by conveyance or transfer the properties and assets of the Issuer substantially as an entirety shall be a Person organized and existing as a limited purpose entity under the laws of the United States of America or any State thereof and shall have expressly assumed, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, the obligation to make due and punctual payments of the principal of and interest on all of the Notes and to perform every covenant of this Indenture on the part of the Issuer to be performed or observed; and

                  (ii) immediately after giving effect to such transaction, no Event of Default or Default shall have occurred and be continuing; and

                  (iii) the Issuer shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article Eleven and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                  (iv) such consolidation, merger, conveyance or transfer shall be on such terms as shall fully preserve the lien and security hereof, the perfection and priority thereof and the rights and powers of the Trustee and the Holders of the Notes hereunder; and

                  (v) the surviving entity shall be a "special purpose entity"; i.e., shall have an organizational charter substantially similar to the Articles of Incorporation and the Bylaws of the Issuer including specific limitations on the business purposes, and provisions for independent directors; and

                  (vi) the Issuer shall have obtained the prior written consent of the Holders of a majority in principal amount of the Notes.

         (r) Successor Substituted. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with Section 11.02(q) hereof, the Person formed by or surviving such consolidation or merger (if other than the Issuer) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such conveyance or transfer, the Person named as the "Issuer" in the first paragraph of this instrument or any successor which shall theretofore have become such in the manner prescribed in this Article Eleven shall be released from its liabilities as obligor and maker on all the Notes and from its obligations under this Indenture and may be dissolved, wound-up and liquidated at any time thereafter.

         (s) Use of Proceeds. The proceeds from the sale of the Notes will be used by the Issuer (i) to pay the Lease Acquisition Consideration, (ii) to pay the expenses associated with the issuance of Notes pursuant to this Indenture and the transactions contemplated hereby and by the Contribution Agreement and the Servicing Agreement and (iii) for the Issuer's general business purposes. None of the transactions contemplated in this Indenture, the Contribution Agreement or the Servicing Agreement (including the use of the proceeds from the sale of the Notes) will result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Issuer does not own or intend to carry or purchase any "margin security" within the meaning of said Regulation G, including margin securities originally issued by it or any "margin stock" within the meaning of said Regulation U.

         (t) Investment Company Act of 1940. The Issuer will at all times conduct its operations in a manner which will not subject it to registration as an "investment company" under the Investment Company Act of 1940, as amended. The Issuer will not issue or register the transfer of any of its membership interests if immediately after such issuance or transfer there would be more than 100 beneficial owners (within the meaning of the Investment Company Act of 1940, as amended) of (i) the Notes, (ii) the membership interests of the Issuer and (iii) all other securities of the Issuer.

         (u) Transactions with Affiliates. The Issuer will not enter into or cause, suffer or permit to exist any arrangement or contract with any of its Affiliates unless such arrangement or contract is fair and equitable to the Issuer, is commercially reasonable and is an arrangement or contract no less favorable to the Issuer than generally available on an arms-length basis in equitable transactions with third parties.

         (v) Preparation of Private Placement Memorandum. The Issuer shall prepare and deliver to the initial Holder of the Notes a Private Placement Memorandum satisfactory to the Placement Agent within a reasonable time upon such Holder's request.

         Section 11.03. Other Matters as to the Issuer. (a) Limitation on Liability of Directors, Officers, or Employees of the Issuer. The directors, officers, or employees of the Issuer shall not be under any liability to the Trustee, the Noteholders, the Issuer, the Servicer or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Indenture and the issuance of the Notes.

         (b) Parties Will Not Institute Insolvency Proceedings. So long as this Indenture is in effect, and for one year following its termination, none of the parties hereto or any Affiliate thereof will file any involuntary petition or otherwise institute any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceeding under any federal or state bankruptcy or similar law against or by the Issuer.

                                 Article Twelve

                            Accounts and Accountings

         Section 12.01. Collection of Money. Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture. The Trustee shall, upon request from the Servicer, provide the Servicer with sufficient information regarding the amount of collections with respect to the Lease Contracts received by the Trustee in the accounts held in the name of the Trustee to permit the Servicer to perform its duties under the Servicing Agreement. The Trustee shall hold all such money and property so received by it as part of the Trust Estate and shall apply it as provided in this Indenture. If any Lease Contract becomes a Defaulted Lease Contract, the Trustee, upon Issuer or Servicer request may, and upon the request or the Holders of a majority in principal amount of the Outstanding Notes shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article Six hereof.

         Section 12.02. Collection Account. (a) On or prior to the Closing Date, the Trustee shall open and maintain a trust account (the "Collection Account"), which at all times shall be an Eligible Account, in the name of the Trustee for the benefit of the Noteholders, for the receipt of (i) payments remitted to the Trustee by the Servicer, (ii) amounts transferred from the Pre-Funding Account in accordance with Section 12.03(d)(ii) and (iii) and (iii) any Reinvestment Income. Funds in the Collection Account shall not be commingled with any other monies. All payments to be made from time to time by the Issuer to the Noteholders out of funds in the Collection Account pursuant to this Indenture shall be made by the Trustee or the Paying Agent of the Issuer. All monies deposited from time to time in the Collection Account pursuant to this Indenture shall be held by the Trustee as part of the Trust Estate as herein provided.

         (b) Upon Issuer Order, the Trustee shall invest the funds in the Collection Account in Eligible Investments. The Issuer Order shall specify the Eligible Investments in which the Trustee shall invest, shall state that the same are Eligible Investments and shall further specify the percentage of funds to be invested in each Eligible Investment. No such Eligible Investment shall mature later than the second Business Day preceding the next following Payment Date and shall not be sold or disposed of prior to its maturity; provided that, Eligible Investments of the type described in clause (i) of the definition of Eligible Investments may mature on such Payment Date. In the absence of a Issuer Order, the Trustee shall invest funds in the Collection Account in Eligible Investments described in clause (vii) of the definition thereof. Eligible Investments shall be made in the name of the Trustee for the benefit of the Noteholders. The Trustee shall provide to the Servicer monthly written confirmation of such investments, describing the Eligible Investments in which such amounts have been invested. Any funds not so invested must be insured by the Federal Deposit Insurance Corporation.

         (c) Any income or other gain from investments in Eligible Investments as outlined in (b) above shall be credited to the Collection Account, and any loss resulting from such investments shall be charged to such account; provided, however, that the Issuer shall make or cause to be made no later than the applicable Payment Date a deposit to the Collection Account to the extent of any losses therein caused as a result of the Issuer's investment instructions provided for herein. The Trustee shall not be liable for any loss incurred on any funds invested in Eligible Investments pursuant to the provisions of this
Section 12.02.

         (d) On each Payment Date, if either no Default or Event of Default shall have occurred and be continuing, or a Default or Event of Default shall have occurred and be continuing but the entire unpaid principal amount of the Notes shall not have been declared due and payable pursuant to Section 6.02 hereof, then on such Payment Date, after making all transfers and deposits to the Collection Account pursuant to Section 12.02(a) hereof, the Trustee shall withdraw from the Collection Account (other than amounts representing payments of Lease Receivables due after the related Calculation Date immediately preceding such Payment Date) including the Reinvestment Income therein, and shall make the following disbursements in the following order in accordance with the provisions of and instructions on the Monthly Servicer's Report; provided that the Trustee shall withdraw from the Collection Account and make interest payments based on the outstanding principal balance of the Notes even if it shall not have received the Monthly Servicer's Report.

                  (i) to pay to the Trustee the Trustee Fee then due;

                  (ii) to pay to the Servicer: (A) the Servicer Fee; (B) the amounts necessary to reimburse the Servicer and any successor Servicer as provided in Section 3.09(a) of the Servicing Agreement for reasonable costs and expenses incurred by the Servicer (including reasonable attorney's fees and out-of-pocket expenses) in connection with the realization, attempted realization or enforcement of rights and remedies upon Defaulted Lease Contracts, from amounts received as Recoveries from any Defaulted Lease Contracts; (C) all amounts received in respect of Lease Receivables as to which the Servicer has made an unrecovered Servicer Advance, to the extent of such Servicer Advance;
         (D) all amounts received in respect of Servicing Charges; (E) the amount necessary to reimburse the Servicer for any Servicer Advance deemed by the Servicer to be unrecoverable; (F) any Servicer Advances that have not been otherwise reimbursed; and (G) all amounts received in respect of taxes to be paid by any Customers;

                  (iii) to pay the aggregate interest due on the Outstanding Notes on that Payment Date and any overdue interest, to be applied as provided in Section 3.07 hereof;

                  (iv)  to  pay  the  Principal   Distribution  Amount  for  all
         Outstanding Notes on that Payment Date, to be applied to the payment of Note principal until the Notes are paid in full;

                  (v) to pay to the Trustee any other amounts due to the Trustee as expressly provided herein and in the Servicing Agreement;

                  (vi) to pay to the Servicer, any other amounts due the Servicer as expressly provided herein and in the Servicing Agreement; and

                  (vii) to remit any excess funds to or at the direction of the Issuer in accordance with the instructions on the Monthly Servicer's Report.

         The foregoing provisions of paragraph 12.02(d) notwithstanding, any monies deposited in the Collection Account for purposes of redeeming Notes pursuant to Article Ten hereof shall, subject to Section 11.02(o) hereof, remain in the Collection Account until used to redeem the Notes.

         (e) Upon the Issuer's or the Trustee's obtaining actual knowledge of the occurrence of any Trigger Event, the Issuer or the Trustee, as the case may be, shall within two Business Days of obtaining such actual knowledge notify the Noteholders of such occurrence.

         Section 12.03. Pre-Funding Account. (a) Prior to the Closing Date, the Issuer shall cause the Trustee to open and maintain a trust account (the "Pre-Funding Account"), which at all times will be an Eligible Account, for the benefit of the Noteholders. On the Closing Date, the Issuer shall deposit into the Pre-Funding Account the Pre-Funded Amount. Monies on deposit in the Pre-Funding Account will be invested at the written direction of the Issuer in Eligible Investments during the term of this Indenture, and any income or other gain realized from such investment, shall be held by the Trustee in the Pre-Funding Account as part of the Trust Estate as security for the Notes subject to disbursement and withdrawal as herein provided. Monies shall be subject to withdrawal in accordance with Section 12.03(d) hereof.

         (b) Upon Issuer Order all or a portion of the Pre-Funding Account shall be invested and reinvested at the Issuer's written direction in one or more Eligible Investments. In the absence of an Issuer Order, the Trustee shall invest funds in the Pre-Funding Account in Eligible Investments described in clause (vi) of the definition thereof. All income or other gain from such investments shall be credited to such Pre-Funding Account and any loss resulting from such investments shall be charged to such Pre-Funding Account; provided, however, that the Issuer shall make or cause to be made on any Determination Date a deposit to the Pre-Funding Account to the extent of any losses therein caused as a result of the Issuer's investment instructions. No Eligible Investment shall mature later than the Business Day preceding the Subsequent Transfer Date or, if later the end of the Funding Period and shall not be sold or disposed of prior to its maturity. Eligible Investments shall be made in the name of the Trustee for the benefit of the Noteholders. The Trustee shall provide to the Servicer monthly written confirmation of such investments, describing the Eligible Investments in which such amounts have been invested. Any funds not so invested must be insured by the Federal Deposit Insurance Corporation.

         (c) If any amounts invested as provided in Section 12.03(b) hereof shall be needed for disbursement from the Pre-Funding Account as set forth in
Section 12.03(d) hereof, the Trustee shall cause such investments of such Pre-Funding Account to be sold or otherwise converted to cash to the credit of such Pre-Funding Account. The Trustee shall not be liable for any investment loss resulting from investment of money in the Pre-Funding Account in any Eligible Investment in accordance with the terms hereof (other than in its capacity as obligor under any Eligible Investment).

         (d) Disbursements from the Pre-Funding Account shall be made, to the extent funds therefor are available, only as follows:

                  (i) on the Subsequent Transfer Date, the Servicer shall instruct the Trustee in writing (x) to withdraw from the Pre-Funding Account an amount equal to the sum of (A) the Implicit Principal Balances of the Subsequent Lease Contracts transferred to the Issuer on the Subsequent Transfer Date as of the Subsequent Cut-Off Date and (B) any Scheduled Payments with respect to the Subsequent Lease Contracts due on or prior to the Subsequent Cut-Off Date but not received through the Subsequent Cut-Off Date and (y) subject to the receipt of the items described in subparagraph (e) of this Section 12.03, to distribute such amount to or at the direction of the Issuer in accordance with the instructions provided to the Trustee;

                  (ii) if (x) the Pre-Funded Amount has not been reduced to zero prior to the Payment Date on or immediately following the end of the Funding Period or (y) prior to any Payment Date during the Funding Period, an Event of Default, Servicer Event of Default or Trigger Event occurs, then the Trustee shall withdraw from the Pre-Funding Account on such Payment Date all amounts remaining on deposit in the Pre-Funding Account (excluding any Reinvestment Income in such account) and deposit such amounts in the Collection Account for distribution to the Noteholders in accordance with Section 12.02(d)(iv) hereof; and

                  (iii) on the  Determination  Date  immediately  preceding each
         Payment Date, the Trustee shall withdraw funds representing Reinvestment Income from the Pre-Funding Account, pursuant to instructions in the Monthly Servicer's Report, and deposit such funds in the Collection Account, on or prior to 4:00 p.m., Minneapolis time, on such Determination Date, for disbursement in accordance with the provisions of Section 12.02(d) hereof.

         (e) The Issuer shall provide to the Trustee on the Subsequent Transfer Date the following items with respect to any Subsequent Lease Contracts transferred on such date:

                  (i) a supplement to the Contribution Agreement substantially in the form of Schedule I to the related Subsequent Lease Assignment Agreement and Exhibit C hereto, subjecting such Subsequent Lease
         Contracts and the related Subsequent Lease Receivables to the provisions thereof and hereof and providing with respect to such Subsequent Lease Contracts the information set forth in the Lease Schedule;

                  (ii) the original executed counterpart of the Lease Contracts relating to such Subsequent Lease Contracts and the related Lease Contract File;

                  (iii) evidence that UCC financing statements have been filed with respect to such Subsequent Lease Contracts in accordance with
         Section 4.02 hereof; and

                  (iv) an Opinion of Counsel in accordance with Section 4.07 hereof.

         Section 12.04. Reports by Trustee to Noteholders. (a) On each Payment Date the Trustee shall account to each Holder of Notes on which payments of principal and interest are then being made the amount which represents principal and the amount which represents interest, and shall contemporaneously advise the Issuer of all such payments. The Trustee shall be deemed to have satisfied its obligations under this Section 12.04 by delivering the Monthly Servicer's Report to each such Holder of the Notes and by causing the Servicer to deliver the Monthly Servicer's Report to the Issuer. The Servicer hereby agrees to deliver the Mnthly Servicer's Report to the Issuer. On or before the 10th day prior to the Final Payment Date for the Notes the Trustee shall provide notice to the Holders of the Notes of the Final Payment Date for the Notes. Such notice shall include (1) a statement that interest shall cease to accrue as of the last day preceding the date on which such Final Payment Date occurs, and (2) shall specify the place or places at which presentation and surrender may be made.

         (b) The Trustee shall, on a monthly basis beginning on the first Calculation Date, confirm the credit rating or, if more than one credit rating has been assigned, each such credit rating of each institution in which funds are invested pursuant to clause (vi) of the definition of Eligible Investments and shall promptly notify the Noteholders if any such credit rating has been lowered, and the Trustee is not able to move affected funds into another Eligible Investment; if the Trustee moves funds in accordance with this sentence, it will promptly provide notice of such movement to the Issuer.

         (c) At least annually, the Trustee shall distribute to Noteholders any Form 1099 or similar information returns required by applicable tax law to be distributed to the Noteholders and received in accordance with the next sentence. The Servicer, at its own expense, shall prepare or cause to be prepared all such information for distribution by the Trustee to the Noteholders.

                                Article Thirteen

                        Provisions of General Application

         Section 13.01. Acts of Noteholders. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section
7.01 hereof) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section 13.01.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

         (c)      The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Note shall bind the Holder of every
Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         Section 13.02. Notices, etc., to Trustee, Issuer and Servicer. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with any party hereto shall be sufficient for every purpose hereunder if in writing and telecopied or mailed, first-class postage prepaid and addressed to the appropriate address below:

         (a) to the Trustee at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479-0070 (facsimile number (612) 667-3839), Attention: Corporate Trust Services--Asset-Backed Administration, or at any other address previously furnished in writing to the Issuer, the Noteholders and the Servicer; or

         (b) to the Issuer at Sunrise Funding Corporation I, 5500 Wayzata Boulevard, Suite 725, Golden Valley, Minnesota 55416 (telephone number (612) 513-3280), Attention: President, or at any other address previously furnished in writing to the Trustee, the Noteholders and the Servicer by the Issuer; or

         (c) to the Servicer at Sunrise Leasing Corporation, 550 Wayzata Boulevard, Suite 725, Golden Valley, Minnesota 55416 (facsimile number (612) 513-3299), Attention: President, or at any other address previously furnished in writing to the Trustee, the Noteholders and the Issuer.

         Section 13.03. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Noteholder affected by such event, at such Noteholder's address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case in which notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         Section 13.04. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 13.05. Successors and Assigns. All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

         Section 13.06. Separability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or unpaired thereby.

         Section 13.07. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto, the Noteholders, and any Paying Agent which may be appointed pursuant to the provisions hereof, and any of their successors hereunder, any benefit or any legal or equitable right, remedy or claim under this Indenture or under the Notes.

         Section 13.08. Legal Holidays. In any case in which the date of any Payment Date or the Stated Maturity of any Note shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment of principal, interest, or premium, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Stated Maturity or Payment Date and, assuming such payment is actually made on such subsequent Business Day, no additional interest shall accrue on the amount so paid for the period from and after any such nominal date.

         Section 13.09. Governing Law. This Indenture and each Note shall be construed in accordance with and governed by the internal laws of the State of Minnesota applicable to agreements made and to be performed therein, without regard to the conflict of laws provisions of any State.

         Section 13.10. Counterparts. This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         Section 13.11. Obligation. No recourse may be taken, directly or indirectly, against any incorporator, subscriber to the capital stock, stockholder, member, partner, employee, officer or director of the Issuer or of any predecessor or successor of the Issuer with respect to the Issuer's obligations on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith.

         Section 13.12. Compliance Certificates and Opinions. Upon any application, order or request by the Issuer or the Servicer to the Trustee to take any action under any provision of this Indenture for which a specific request is required under this Indenture, the Issuer or the Servicer, as applicable, shall furnish to the Trustee an Officer's Certificate of the Issuer or the Servicer, as applicable, stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, except that in the case of any such application or request as to which the furnishing of a different certificate is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (a) a statement that each individual signing such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

         (b) a brief  statement as to the nature and scope of the examination or
investigation   upon  which  the  statements  or  opinions   contained  in  such
certificate or opinion are based;

         (c) a statement that, in the opinion of each such individual, such individual has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         In Witness Whereof, the Issuer, the Servicer and the Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                 Sunrise Funding Corporation I, Issuer

                                 By:      /s/ R. Bradley Pike
                                 Name:    R. Bradley Pike
                                 Title:  President

                                 SUNRISE LEASING CORPORATION,
                                        Servicer

                                  By:      /s/ Barry J. Schwach
                                  Name:    Barry  J. Schwach
                                  Title:   Chief Financial Officer

                                  NORWEST BANK MINNESOTA, NATIONAL
                                    ASSOCIATION, Trustee

                                  By:      /s/ Thomas Wraalstad
                                  Name:    Thomas Wraalstad
                                  Title:   Corporate Trust Officer